Exhibit 1.1

EXECUTION COPY

$350,000,000

THOMPSON CREEK METALS COMPANY INC.

9.75% Senior Secured Notes due 2017

Underwriting Agreement

November 16, 2012

Deutsche Bank Securities Inc.

As Representative of the

several Underwriters listed

in Schedule 1 hereto

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Thompson Creek Metals Company Inc., a Canadian corporation (the “Company”), proposes to issue and sell to the several Underwriters listed on Schedule 1 hereto (the “Underwriters”), for whom Deutsche Bank Securities Inc. is acting as representative (the “Representative”), $350,000000 principal amount of its 9.75% Senior Secured Notes due 2017 (the “Securities”).  The Securities will be issued pursuant to an Indenture dated as of May 11, 2012 (the “Base Indenture”), to be supplemented by a fifth supplemental indenture (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among the Company, the guarantors listed in Schedule 2 hereto (the “U.S. Guarantors”), the guarantors listed in Schedule 3 hereto (the “British Columbia Guarantors”), the guarantor listed in Schedule 4 hereto (the “Yukon Guarantor” and, together with the British Columbia Guarantors, the “Canadian Guarantors,” and such Canadian Guarantors, together with the U.S. Guarantors, the “Guarantors”), Wells Fargo Bank, National Association, as U.S. trustee (the “U.S. Trustee”) and U.S. collateral agent (the “U.S. Collateral Agent”) and Valiant Trust Company, as Canadian trustee (the “Canadian Trustee,” and, together with the U.S. Trustee, the “Trustees”) and as Canadian Collateral Agent (the “Canadian Collateral Agent”) and together with the U.S. Collateral Agent, the “Collateral Agent”) and will be guaranteed on a senior secured basis by each of the Guarantors (the “Guarantees”).

The Securities and the Guarantees will be secured by first-priority liens granted by the Company and the Guarantors on substantially all of the tangible and intangible assets of the Company and the Guarantors (whether now owned or hereinafter arising or acquired) pursuant to one or more Security Agreements (the “Security Agreements”) and the other Security Documents (as hereinafter defined) and, with respect to assets consisting of real property owned in fee, leased or otherwise held, together with any improvements thereon, or date of acquisition of such property if after the Closing Date (as defined below) and fixtures (whether now owned or hereinafter arising or acquired), including each of the properties listed on Schedule 5 hereto (collectively, the “Mortgaged Properties”), pursuant to mortgages, debentures, charges, deeds of trust or deeds to secure debt (collectively, the “Mortgages”); provided in each case that the assets securing the Securities and the Guarantees will not include any Excluded Property (as defined in the Time of Sale Information and the Prospectus) (collectively, the “Collateral”) and subject to Permitted Liens (as defined in the Time of Sale Information and the Prospectus under the heading “Description of Notes”).

The Security Agreements, the Mortgages and other instruments evidencing or creating a first-priority security interest in or lien on the Collateral in favor of the Collateral Agent for its benefit and the benefit of the Trustees and the holders of the Securities are hereinafter sometimes referred to collectively as the “Security Documents.”  The rights of the holders of the Securities with respect to the Collateral shall be further governed by an intercreditor agreement dated as of the Closing Date (the “Intercreditor Agreement”) between the Collateral Agent and RGL Royalty AG, and acknowledged by the Company and the Guarantors.

Upon completion of its offering of the Securities, the Company will terminate the Credit Agreement, dated as of December 10, 2010, as amended by the First Amendment to the Credit Agreement, dated as of February 24, 2011, the Second Amendment to the Credit Agreement, dated as of May 20, 2011, the Third Amendment to the Credit Agreement, dated as of December 14, 2011, the Fourth Amendment to the Credit Agreement, dated as of May 11, 2012, the Fifth Amendment to the Credit Agreement, dated as of August 10, 2012 and the Sixth Amendment to the Credit Agreement, dated as of November 2, 2012, among the Company, the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto from time to time, as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time (the “Credit Agreement”), in connection with which, all liens thereunder will be released (the “Credit Facility Termination”).

The Company and the Guarantors hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.                                      Registration Statement and Canadian Shelf Prospectus.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-170232), including a prospectus, relating to the Securities.  Such registration statement, as amended at the time it, and any post-effective amendment thereto, became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “U.S. Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “U.S. Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities in the United States.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the

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Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Any reference herein to the term “Registration Statement” shall be deemed to include Post-Effective Amendment No. 1 to the Registration Statement, filed with the Commission on May 7, 2012.  Any reference in this Agreement to the Registration Statement, any U.S. Preliminary Prospectus or the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such U.S. Preliminary Prospectus or the U.S. Prospectus, as the case may be and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any U.S. Preliminary Prospectus or the U.S. Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

The Company has also prepared and filed with the Ontario Securities Commission (the “Reviewing Authority”), as the Company’s principal securities regulator in Canada, and the securities commission or similar regulatory authority in each of the other provinces of Canada except the Province of Quebec (collectively with the Reviewing Authority, the “Canadian Securities Commissions”), on (i) April 10, 2012, a preliminary short form base shelf prospectus in accordance with National Instrument 44-101 Short Form Prospectus Distributions of the Canadian Securities Administrators (“NI 44-101”) and the procedures set out in National Instrument 44-102 Shelf Distributions of the Canadian Securities Administrators (“NI 44-102”) and was issued, on April 10, 2012, a receipt therefor by the Reviewing Authority, on its own behalf and on behalf of the other Canadian Securities Commissions pursuant to Multilateral Instrument 11-102 Passport System of certain of the Canadian Securities Administrators (“MI 11-102”), and (ii) April 19, 2012, a short form (final) base shelf prospectus (the “Canadian Shelf Prospectus”) in accordance with NI 44-101 and the procedures set out in NI 44-102 qualifying the distribution of, inter alia, the Securities, subject to the filing of a prospectus supplement in accordance with NI 44-102 in respect of the Securities, and was issued, on April 19, 2012, a receipt therefor by the Reviewing Authority, on its own behalf and on behalf of the other Canadian Securities Commissions pursuant to MI 11-102.  The Company has also prepared and filed, in accordance with NI 44-102, a preliminary supplement to the Canadian Shelf Prospectus dated November 13, 2012 relating to the Securities (the “Canadian Preliminary Prospectus Supplement”); and as used herein, the term “Canadian Preliminary Prospectus” means the Canadian Preliminary Prospectus Supplement together with the Canadian Shelf Prospectus; the term “Canadian Final Prospectus Supplement” means the final supplement to the Canadian Shelf Prospectus relating to the Securities and includes any amendment thereto; and the term “Canadian Final Prospectus” means the Canadian Final Prospectus Supplement together with the Canadian Shelf Prospectus, including any amendment thereto.  Any reference in this Agreement to the Canadian Preliminary Prospectus or the Canadian Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as the case may be and any reference to “amend,” “amendment” or “supplement” with respect to the Canadian Preliminary Prospectus or the Canadian Final Prospectus shall be deemed to refer to and include any documents filed after the date of such document

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with the Canadian Securities Commissions that are deemed to be incorporated by reference therein.

At or prior to 12:00 p.m. on November 16, 2012, the time when sales of the Securities were first made pursuant to the Registration Statement (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”):  a U.S. Preliminary Prospectus dated November 13, 2012, and each “free-writing prospectus” used in the United States (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

When used in this Agreement:  (i) the term “Preliminary Prospectus” means both the U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus; and (ii) the term “Prospectus” means both the U.S. Prospectus and the Canadian Final Prospectus.

2.                                      Purchase of the Securities by the Underwriters.

(a)                                 The Company agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule 2 hereto for a payment equal to 97.116% of the principal amount thereof plus accrued interest, if any, from November 27, 2012 to the Closing Date (as defined below).  1.96% of the principal amount of such Securities shall be credited to the respective Underwriter as a commission under this Agreement.  The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)                                 The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Securities on the terms set forth in the Time of Sale Information.  The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

(c)                                  Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel LLP at 10:00 A.M., New York City time, on November 27, 2012, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(d)                                 Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the U.S. Trustee, as custodian for The Depository Trust Company (“DTC”), for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.  The Global Note will be made available for inspection by the Representative not later than 5:00 P.M., New York City time, on the business day prior to the Closing Date.

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(e)                                  The Company and the Guarantors acknowledge and agree that each Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Guarantors or any other person.  Additionally, neither the Representative nor any other Underwriter is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Underwriter shall have any responsibility or liability to the Company or the Guarantors with respect thereto. Any review by the Representative or any Underwriter of the Company, the Guarantors, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Underwriter and shall not be on behalf of the Company or the Guarantors or any other person.

3.                                      Representations and Warranties of the Company and the Guarantors.  The Company and the Guarantors jointly and severally represent and warrant to each Underwriter that:

(a)                                 Preliminary Prospectus.  No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission or by any Canadian Securities Commission, and each Preliminary Prospectus, at the time of filing thereof (or, in the case of the Canadian Preliminary Prospectus as of its date), complied in all material respects with the applicable requirements of the Securities Act and the securities laws in each of the Provinces of Canada other than the Province of Quebec (the “Qualifying Provinces”) and the respective rules and regulations under such laws, including national or multilateral instruments adopted in the Qualifying Provinces, together with the published policy statements, blanket orders and notices of the Canadian Securities Commissions (collectively, “Canadian Securities Laws”), and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantors in writing by such Underwriter through the Representative expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information is that described as such in Schedule 6.

(b)                                 Time of Sale Information.  The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantors in writing by such Underwriter through the Representative expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information is that described as such in Schedule 6.

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(c)                                  Issuer Free Writing Prospectus.  The Company and the Guarantors (including their agents and representatives, other than the Underwriters in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i) (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto as constituting part of the Time of Sale Information and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representative.  Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantors in writing by such Underwriter through the Representative expressly for use in any Issuer Free Writing Prospectus, it being understood and agreed that the only such information is that described as such in Schedule 6.

(d)                                 Registration Statement and Prospectus.  The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement, and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and as of the date of the Canadian Final Prospectus and any amendment or supplement thereto and as of the Closing Date, the Canadian Final Prospectus will contain full, true and plain disclosure of all material facts relating

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to the Securities; provided that the Company makes no representation or warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the U.S. Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information is that described as such in Schedule 6.

(e)                                  Incorporated Documents. The documents incorporated by reference in each of the Registration Statement, the U.S. Prospectus and the Time of Sale Information, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and the documents incorporated by reference in the Canadian Final Prospectus, when they were filed with the Canadian Securities Commissions, conformed in all material respects to the requirements of Canadian Securities Laws; none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission and the Canadian Securities Commissions, as the case may be, will conform in all material respects to the applicable requirements of the Securities Act, the Exchange Act, or Canadian Securities Laws, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)                                   Financial Statements.  The financial statements and the related notes thereto included in or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and Canadian Securities Laws, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby. The interactive data in eXtensbile Business Reporting Language (“XBRL”) incorporated by reference in the Registration Statement, the U.S. Prospectus and the Time of Sale Information fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g)                                  No Material Adverse Change.Since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Registration Statement,

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the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, except as disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(h)                                 Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under this Agreement, the Securities, the Guarantees and the Security Documents (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 7 to this Agreement.

(i)                                     Capitalization.  The Company has an authorized capitalization as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization,” and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, other than those arising under the Credit Agreement.

(j)                                    Due Authorization.  The Company and each of the Guarantors have full power and authority to execute and deliver this Agreement, the Securities (including the Guarantees), the Indenture, the Intercreditor Agreement and the Security Documents (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the

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Transaction Documents to which it is a party and the consummation by each of them of the transactions contemplated thereby has been duly and validly taken.

(k)                                 The Indenture.  The Indenture has been duly authorized by the Company and each of the Guarantors and upon effectiveness of the Registration Statement was or will have been duly qualified under the Trust Indenture Act and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).

(l)                                     The Securities and the Guarantees.  The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees contained in the Indenture have been duly authorized by each of the Guarantors and, when the Indenture has been duly executed and delivered in accordance with its terms by each of the parties thereto and the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, the Guarantees will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(m)                             Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

(n)                                 Mortgages. When the Mortgages are duly recorded, registered and/or indexed (as applicable) in the proper recorders’ offices or appropriate public records and the mortgage recording or registration fees and taxes, if any, in respect thereof are paid and compliance is otherwise had with the formal requirements of state, provincial and other local law applicable to the recording of real estate mortgages generally, each such Mortgage shall constitute a validly perfected and enforceable first-priority mortgage lien and security interest in the related Mortgaged Property in favor of the Collateral Agent for its benefit and the benefit of the Trustees and the holders of the Securities, subject to Permitted Liens and the Enforceability Exceptions (as defined in the Time of Sale Information and the Prospectus under the heading “Description of Notes”).

(o)                                 Pledged Collateral and Filings. Upon the delivery to the Collateral Agent of certificates representing shares of capital stock and any other certificates or instruments required to be delivered in accordance with the provisions of the Security Documents, and the filing of financing statements or Mortgages filed as fixture filings (“Fixture Filings”), as applicable, with respect to the Collateral described in the Security Agreements and the fixtures described in the financing statements or Fixture Filings (such Collateral, collectively, the “Personal Property Collateral”), in the proper filing or recording office and taking of other perfection steps specified in

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the Security Documents (if required pursuant to the Security Documents), the security interests granted thereby will constitute valid, perfected and, to the extent applicable in the relevant jurisdictions, first-priority liens and security interests in the Personal Property Collateral of each grantor or mortgagor, as applicable, in favor of the Collateral Agent for the benefit of itself, the Trustees and the holders of the Securities, enforceable in accordance with the terms contained therein, to the extent such security interests can be perfected by possession or control of such certificates representing shares of capital stock or other equity interests, by filing a financing statement or under (A) the Uniform Commercial Code (the “UCC”) of the jurisdiction of organization of such grantor, or (B) the Personal Property Security Act (British Columbia) (the “PPSA”), or (C) the personal property security legislation applicable to the Personal Property Collateral, or under the local law of the jurisdiction in which the fixtures are located or by such other actions, and subject only to any exceptions permitted by the Indenture and the Security Documents, and to the Enforceability Exceptions.

(p)                                 Security Documents.  Each of the Security Documents has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions. The Security Documents, except for the Mortgages, when executed and delivered in connection with the sale of the Securities, will create in favor of the Collateral Agent for the benefit of itself, the Trustees and the holders of the Securities, valid and (to the extent all required filings, recording, notices or other perfection steps with respect to, and deliveries of, Personal Property Collateral have been made as described in the Security Documents) enforceable security interests in and liens on the Personal Property Collateral, subject to Permitted Liens and the Enforceability Exceptions.

(q)                                 Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(r)                                    No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority have jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)                                   No Conflicts.  The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors

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with the terms thereof, the grant and perfection of security interests and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, charge, debenture, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(t)                                    No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for the registration of the Securities and the Guarantees under the Securities Act, the filing of the Canadian Final Prospectus with the Canadian Securities Commissions to qualify the distribution of the Securities, the qualification of the Indenture under the Trust Indenture Act, such filings and recordings as may be required to perfect liens under the Security Documents and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws and Canadian Securities Laws in connection with the purchase and distribution of the Securities (including the Guarantees) by the Underwriters.

(u)                                 Legal Proceedings.  Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company and each of the Guarantors, contemplated by any governmental or regulatory authority or threatened by others.

(v)                                 Independent Accountants. KPMG LLP and PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are each an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company

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Accounting Oversight Board (United States) and as required by the Securities Act and any applicable Canadian auditor independence professional standards or other applicable requirements.

(w)                               Title to Real and Personal Property.  The Company and its subsidiaries have good and (x)in the case of each Mortgaged Property located in the United States of America (each, a “U.S. Mortgaged Property”), insurable title and (y) in the case of each Mortgaged Property located in Canada (each, a “Canadian Mortgaged Property”), marketable title;  in fee simple to, or valid leasehold or subleasehold interests in, or have valid mining tenements, mining rights, easements, rights of way, auxiliary rights or rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries (the “Material Properties”), in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except Permitted Liens.

Each of the Material Properties (including the Mortgaged Properties) comply with all applicable codes, laws and regulations (including without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent disclosed in the Time of Sale Information and the Prospectus or except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. On the Closing Date, except as described in the Time of Sale Information and the Prospectus, no portion of any Mortgaged Properties of the Company or the Guarantors that is a Material Property (a “Material Real Property”) has suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied.  On the Closing Date, all material permits required to have been issued or appropriate to enable such Material Real Property to be lawfully occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect.  Except as would not reasonably be expected to have a Material Adverse Effect, the assets and properties owned, leased or otherwise used by the Company or the Guarantors are in good repair, working order and condition (reasonable wear and tear excepted).

Except as could not reasonably be expected to have a Material Adverse Effect, (A) each Mortgaged Property is served by water, electric, sewer, sanitary sewer, storm drain facilities and other utilities to the extent necessary for the continued use and enjoyment of such Mortgaged Property as presently used and enjoyed, (B) all public utilities necessary to the continued use and enjoyment of each Mortgaged Property as presently used and enjoyed are located in the public right-of-way abutting the premises or within easements serving the premises, and all such utilities are connected so as to serve such Mortgaged Property, (C) no material improvements on adjoining properties encroach upon any Mortgaged Property, (D) no easements or other encumbrances upon any Mortgaged Property encroach upon any of the improvements so as to affect the value or marketability of such Mortgaged Property and (E) no material improvements constituting Mortgaged Property materially encroach upon a property or easement requiring removal and relocation of all or a portion of such improvements.

Neither the Company nor any subsidiary has reason to believe that its mineral reserves are materially different in an adverse manner than the estimated amount of such reserves contained in the Time of Sale Information and the Prospectus, as of the Closing Date, and, to the knowledge of the Company, there have been no material changes to the estimates contained in the Time of Sale Information and the Prospectus, as of the Closing Date, or the underlying assumptions and methodologies

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used to calculate the estimates.  The Time of Sale Information and the Prospectus, as of the Closing Date, describe each of the material mines of the Company and its subsidiaries, together with all material lands used in connection with the extraction, transport, storage, processing and preparation currently owned, leased or operated by the Company or any subsidiary as of the Closing Date.

(x)                                 Reserve Data.  The proven and probable reserves and measured and indicated resources estimates of the Company and its subsidiaries as of December 31, 2011 contained or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus were prepared by, or prepared by appropriate personnel of the Company and verified by, (a) Michael J. Lechner, P. Geo., of Resource Modeling Inc., (b) John M. Marek, P.E., and Herbert E. Welhener, MMSA-QPM, of Independent Mining Consultants, Inc. and (c) Darin Labrenz, P. Geo., each of whom is a Qualified Person (as such term is defined in National Instrument 43-101 — Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators (“NI 43-101”)), in each case, as set forth and to the extent indicated therein, and such estimates fairly reflect, in all material respects, the proven and probable reserves and measured and indicated resources of the Company and its subsidiaries, as applicable, at the effective dates of such estimates and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved, and with NI 43-101.  The technical reports filed by the Company with the Canadian Securities Commissions have been prepared in accordance with, and such technical reports and the proven and probable reserves and measured and indicated resources estimates included in each of the Time of Sale Information and the Prospectus comply in all material respects with, the requirements of NI 43-101.  The authors of such technical reports meet the qualification requirements and, to the extent applicable, the independence requirements of NI 43-101.

(y)                                 Independent Consultants. (i) Resource Modeling Inc., which serves as an independent mining industry consultant, to the best knowledge of the Company and each of the Guarantors (1) does not have any direct material financial interest or material indirect financial interest in the Thompson Creek Mine, the Company or any of the Guarantors other than the compensation payable to it in respect of its engagements by the Company or any of the Guarantors in respect of the Thompson Creek Mine, and (2) was not and is not connected as a promoter, underwriter, voting trustee, director, officer or employee of the Thompson Creek Mine, the Company or any of the Guarantors; and (ii) Independent Mining Consultants, Inc., which serves as an independent mining industry consultant, to the best knowledge of the Company and each of the Guarantors (1) does not have any direct material financial interest or material indirect financial interest in the Thompson Creek Mine, the Endako Mine, the Mt. Milligan project, the Company or any of the Guarantors other than the compensation payable to it in respect of its engagements by the Company or any of the Guarantors in respect of the Thompson Creek Mine, the Endako Mine and the Mt. Milligan project, and (2) was not and is not connected as a promoter, underwriter, voting trustee, director, officer or employee of the Thompson Creek Mine, the Endako Mine, the Mt. Milligan project, the Company or any of the Guarantors.

(z)                                  Title to Intellectual Property.  The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including

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trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others, except for any such notice of infringement or conflict that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa)                          No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.  There is no such relationship that is required by Canadian Securities Laws to be described in the Canadian Final Prospectus that is not so described.

(bb)                          Investment Company Act.  Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Information and the U. S. Prospectus, none of them will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(cc)                            Taxes.  The Company and its subsidiaries have paid all U.S. and Canadian federal, state, provincial, territorial and local taxes and all foreign taxes, and filed all tax returns required to be paid or filed through the date hereof, except for any such non-payment as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(dd)                          Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits, approvals, consents and other authorizations issued by, and have made all declarations and filings with, the appropriate U.S. and Canadian federal, state, provincial, territorial, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except such notice of revocation or modification or non-renewal as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(ee)                            No Labor Disputes.  No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company and each of the Guarantors, is threatened, and neither the Company nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of the Company’s subsidiaries’ principal suppliers, contractors or customers, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ff)                              Compliance with Environmental Laws.  (i) Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, the Company and its subsidiaries (x) are in compliance with, and have not violated, any and all applicable federal, state, provincial, territorial, local and foreign laws, rules, regulations and other legally enforceable requirements relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses as currently conducted; and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in each of the Time of Sale Information and the Prospectus, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or operating costs of the Company and its subsidiaries, and (z) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(gg)                            Compliance with ERISA.  (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in

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Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any material liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA), except, in the case of each of clauses (i), (ii), (iv) and (v) above, as would not reasonably be expected to have a Material Adverse Effect.

(hh)                          Disclosure Controls.  The Company and its subsidiaries, taken as a whole, maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.  The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. The Company is in compliance with all requirements of Canadian Securities Laws applicable to it concerning disclosure controls and procedures.

(ii)                                  Accounting Controls.  The Company and its subsidiaries, taken as a whole, maintain systems of “internal control over financial reporting” as defined in Rule 13a-15(f) of the Exchange Act that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in XBRL included or incorporated by reference in the Registration Statement, the U.S. Prospectus and the Time of Sale Information is prepared in accordance with the Commission’s rules and guidelines applicable thereto.  Except as disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no (i) material weaknesses in the Company’s and its subsidiaries’ internal controls, taken as a whole, or (ii) significant deficiencies in the Company’s and its subsidiaries’ internal controls that would have a material impact on the reliability of financial reporting and the preparation of financial statements of the Company and its subsidiaries, taken as a whole. The Company is in compliance with all requirements of Canadian Securities Laws applicable to it concerning internal control over financial reporting.

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(jj)                                Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(kk)                          No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or The Corruption of Foreign Public Officials Act (Canada); or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ll)                                  Compliance with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering or terrorist financing statutes of all jurisdictions in which the Company or any of its subsidiaries owns property, assets or conducts its respective operations, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and each of the Guarantors, threatened.

(mm)                  Compliance with OFAC.  None of the Company, any of its subsidiaries or, to the best knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nn)                          Solvency.  On the Closing Date, the Company and each of the Guarantors (after giving effect to the issuance of the Securities, the issuance of the Guarantees and the other transactions related thereto as described in each of the Registration Statement, the Time of Sale Information and the Prospectus), taken as a whole, will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and each of the Guarantors is not less than the

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total amount required to pay the liabilities of the Company and each of the Guarantors on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company and each of the Guarantors is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities and the issuance of the Guarantees as contemplated by this Agreement, each of the Registration Statement, the Time of Sale Information and the Prospectus, the Company and each of the Guarantors is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company and each of the Guarantors is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company and each of the Guarantors is engaged; and (v) the Company and each of the Guarantors is not a defendant in any civil action that would result in a judgment that the Company and each of the Guarantors is or would become unable to satisfy.

(oo)                          No Restrictions on Subsidiaries.  No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(pp)                          No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(qq)                          No Registration Rights.  No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act or qualify any securities for distribution by prospectus under Canadian Securities Laws by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(rr)                                No Stabilization.  Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(ss)                              Margin Rules.  Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the Time of Sale Information and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(tt)                                Forward-Looking Statements.  No forward-looking statement within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act or forward-looking information within the meaning of National Instrument 51-102 — Continuous Disclosure Obligations (“NI 51-102”) included or incorporated by reference in any of the Registration Statement, the Time

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of Sale Information or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.  All forward-looking information contained or incorporated by reference in the Canadian Final Prospectus complies with the requirements of Part 4A and Part 4B of NI 51-102.

(uu)                          Statistical and Market Data.  Nothing has come to the attention of the Company or any of the Guarantors that has caused the Company or such Guarantor to believe that the statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(vv)                          Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ww)                      Status under the Securities Act.  The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.

(xx)                          Eligibility for Canadian Shelf Prospectus. The Company is eligible to conduct an offering of securities utilizing a short form prospectus under NI 44-101 and is eligible to utilize the shelf prospectus procedures under NI 44-102.

4.                                      Further Agreements of the Company and the Guarantors.  The Company and each of the Guarantors jointly and severally covenant and agree with each Underwriter that:

(a)                                 Required Filings.  The Company and the Guarantors will file the final U.S. Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Pricing Term Sheet referred to in Annex B hereto) to the extent required by Rule 433 under the Securities Act; and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the U.S. Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities in the United States; and the Company will furnish copies of the U.S. Prospectus, the Canadian Final Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City (or, in the case of the Canadian Final Prospectus, at such location in Canada as the Representative may request) prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request.  The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.  The Company and the Guarantors will file the Canadian Final Prospectus Supplement with the Canadian Securities Commissions within the time periods specified by NI 44-102.

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(b)                                 Delivery of Copies.  The Company will deliver, without charge, (i) to the Representative, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Prospectus Delivery Period (as defined below), as many copies of the U.S. Prospectus and the Canadian Final Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representative may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or any dealer.

(c)                                  Amendments or Supplements; Issuer Free Writing Prospectuses.  Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the U.S. Prospectus or the Canadian Final Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the Representative and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representative reasonably objects.

(d)                                 Notice to the Representative.  The Company will advise the Representative promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the U.S. Prospectus, the Canadian Final Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission or any Canadian Securities Commission for any amendment to the Registration Statement or any amendment or supplement to the U.S. Prospectus or the Canadian Final Prospectus, or the receipt of any comments from the Commission or the Canadian Securities Commissions relating to the Registration Statement or the Canadian Final Prospectus or any other request by the Commission or by a Canadian Securities Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any U.S. Preliminary Prospectus or the U.S. Prospectus, the issuance by any Canadian Securities Commission of any order suspending the effectiveness of the Canadian Shelf Prospectus or preventing or suspending the use of any Canadian Preliminary Prospectus or the Canadian Final Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act or applicable provisions of Canadian Securities Laws; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer

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Free Writing Prospectus is delivered to a purchaser, not misleading; or the occurrence of any event prior to the completion of the distribution of the Securities (within the meaning of Canadian Securities Laws) as a result of which the Canadian Final Prospectus would not constitute full, true and plain disclosure of all material facts relating to the Securities; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)                                  Time of Sale Information.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative may designate such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.  All Time of Sale Information as at the Time of Sale will be contained or incorporated by reference in the Canadian Final Prospectus.  In the event that any amendment or supplement to the Time of Sale Information is required pursuant to this paragraph (e), the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Canadian Securities Commissions and furnish to the Underwriters and to such dealers as the Representative may designate such amendments or supplements to the Canadian Final Prospectus (or any document to be filed with the Canadian Securities Commissions and incorporated by reference therein) as may be necessary so that the statements in the Canadian Final Prospectus as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading and will constitute full, true and plain disclosure of all material facts relating to the Securities.

(f)                                   Ongoing Compliance.  If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; (ii) it is necessary to amend or supplement the Prospectus to comply with law; or (iii) it is necessary to

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amend or supplement the Canadian Final Prospectus in accordance with Canadian Securities Laws, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission or the Canadian Securities Commissions, as the case may be, and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Prospectus (or any document to be filed with the Commission and the Canadian Securities Commissions and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented including such documents to be incorporated by reference will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law, and so that the Canadian Final Prospectus will constitute full, true and plain disclosure of all material facts relating to the Securities.

(g)                                  Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)                                 Earning Statement.  The Company will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i)                                     Clear Market.  During the period from the date hereof through and including the date that is 90 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year, except for Capitalized Lease Obligations (as defined in the Time of Sale Information and the Prospectus under the heading “Description of Notes”) permitted by the Indenture.

(j)                                    Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in each of the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds.”

(k)                                 DTC.  The Company will assist the Underwriters in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(l)                                     No Stabilization.  Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

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(m)                             Record Retention.  The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

5.                                      Certain Agreements of the Underwriters.  Each Underwriter hereby represents and agrees that:

(a)                                 It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).  Notwithstanding the foregoing, the Underwriters may use the Pricing Term Sheet referred to in Annex B hereto without the consent of the Company.

(b)                                 It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6.                                      Conditions of Underwriters’ Obligations.  The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)                                 Registration Compliance; No Stop Order.  No order suspending the effectiveness of the Registration Statement or suspending trading in the Securities shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act or pursuant to Canadian Securities Laws shall be pending before or threatened by the Commission or any Canadian Securities Commission; the U.S. Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; the Canadian Final Prospectus Supplement shall have been filed with the Canadian Securities Commissions in accordance with Section 4(a) hereof; and all requests by the Commission or any Canadian Securities Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

(b)                                 Representations and Warranties.  The representations and warranties of the Company and each of the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company and each of the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

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(c)                                  No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d)                                 No Material Adverse Change.  No events or conditions of the types described in Section 3(g) hereof shall have occurred or shall exist, which events or conditions are not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative are so material and adverse, individually or in the aggregate, as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e)                                  Officer’s Certificate.  The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed each of the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officer, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) to the effect set forth in paragraphs (a), (c) and (d) above and (iv) confirming that, giving effect to the sale of Securities and the grant of the security interests with respect thereto, the Company will be in compliance with terms, provisions, covenants and conditions of the indenture governing the Company’s 7.375% Senior Unsecured Notes due 2018 and the indenture governing the Company’s 12.5% Senior Notes due 2019.

(f)                                   Comfort Letters.  On the date of this Agreement and on the Closing Date, each of KPMG LLP and PricewaterhouseCoopers LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters as delivered in public offerings of securities in both the United States and Canada with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g)                                  Opinions and 10b-5 Statement of Counsel for the Company and the Guarantors.  (i) Gibson, Dunn & Crutcher LLP, United States counsel for the Company and the Guarantors,

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shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Underwriters, substantially in the form separately provided and reasonably satisfactory to the Representative; (ii) Goodmans, Canadian counsel for the Company and the Guarantors, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, substantially in the form separately provided and reasonably satisfactory to the Representative; (iii) Wendy Cassity, Vice President, General Counsel and Secretary of the Company, shall have furnished to the Representative, at the request of the Company, her written opinion, dated the Closing Date and addressed to the Underwriters, substantially in the form separately provided and reasonably satisfactory to the Representative; (iv) Brownstein Hyatt Farber Schreck, LLP, Nevada counsel for the Company and the Guarantors shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, substantially in the form separately provided and reasonably satisfactory to the Representative; (v) Buchanan Ingersoll & Rooney PC, Pennsylvania counsel for the Company and the Guarantors, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, substantially in the form separately provided and reasonably satisfactory to the Representative, (vi) Lackowicz & Hoffman LLP, Yukon counsel for the Company and the Guarantors, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, substantially in the form separately provided and reasonably satisfactory to the Representative; (vii) Moffatt, Thomas, Barrett, Rock & Fields, Chtd., Idaho counsel for the Company and the Guarantors, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, substantially in the form separately provided and reasonably satisfactory to the Representative and (viii) Goodmans LLP, Canadian tax counsel for the Company and the Guarantors, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, substantially in the form separately provided and reasonably satisfactory to the Representative and shall have provided a copy of the opinion of Legacy Tax & Trust Lawyers, British Columbia tax counsel for the Company and the Guarantors, dated the Closing Date and addressed to Goodmans LLP and referred to in such opinion of Goodmans LLP.

(h)                                 Opinion and 10b-5 Statement of Counsel for the Underwriters.  The Representative shall have received on and as of the Closing Date (i) an opinion and 10b-5 statement of Cahill Gordon & Reindel LLP, United States counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters and (ii) an opinion of Blakes Cassels & Graydon LLP, Canadian counsel for the Underwriters, with respect to such matters, if any, as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)                                     Securities and Indenture.  The Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the U.S. Trustee; and the Indenture shall have been duly executed and delivered by a duly authorized officer of each of the Company, the Guarantors, the U.S. Trustee and the Canadian Trustee.

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(j)                                    No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any U.S. or Canadian federal, provincial, territorial or state, or any foreign, governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any U.S. or Canadian federal, provincial, territorial or state, or foreign, court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(k)                                 Good Standing.  The Representative shall have received as of the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(l)                                     DTC.  The Securities shall be eligible for clearance and settlement through DTC.

(m)                             Security Documents. Subject to the terms of the Intercreditor Agreement, the Company shall have entered into the Security Agreements, the perfection certificate related thereto and the other Security Documents, and delivered to the Representative, in each case, in form and substance reasonably satisfactory to the Representative and the Representative shall have received counterparts, conformed as executed, thereof.

(n)                                 Pledged Collateral and Filings. The Collateral Agent shall have received certificates representing all the outstanding equity interests required to be pledged as Collateral, any Uniform Commercial Code financing statements, filings with the United States Patent and Trademark Office and United States Copyright and financing statements and filings with the Canadian Intellectual Property Office required by the Security Agreements to be filed on or prior to the Closing Date, in order to create or perfect in favor of the Collateral Agent for its benefit and the benefit of the Trustees and the holders of the Securities, a first-priority lien on and security interest in the Collateral, shall be in proper form for filing or delivered, as applicable and the Collateral Agent shall have received all other certificates, agreements or instruments necessary to perfect the Collateral Agent’s security interest in the Collateral as required by the Security Documents.

(o)                                 Policies of Insurance.  On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative insurance policies or certificates of insurance as required by the Indenture and each Security Document, which policies or certificates shall bear endorsements of the character required by the Indenture and such Security Document.

(p)                                 Additional Documents.  On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request for the purposes of enabling the respective counsels to deliver their opinions to the Underwriters pursuant to Sections 6(g) and 6(h) or in order to evidence the accuracy of any of the representations and warranties or the satisfaction of any of the conditions or agreements contained in this Agreement.

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(q)                                 Real Estate Requirements.  The Company shall use commercially reasonable efforts to deliver to the Representative, the Trustees and the Collateral Agent within 90 days of the Closing Date each of the following documents, which shall be reasonably satisfactory in form and substance to the Representative, the Trustees and the Collateral Agent and each of their respective counsel with respect to the Collateral, as appropriate:

(i)                                     One or more counterparts of fee and leasehold mortgages, charges, debentures, deeds of trust or other similar instrument (each, a “Mortgage”), duly executed and acknowledged by the holder of such interest in each Mortgaged Property, in favor of the Collateral Agent for its benefit and the benefit of the Trustees and the holders of the Securities, in proper form for recording in the land records in the jurisdiction in which such Mortgaged Property is located (the “Land Records”), in form and substance satisfactory to the Underwriters and the Collateral Agent and sufficient to create, upon completion of the Credit Facility Termination and proper recording the Land Records, a valid and enforceable first priority mortgage lien on such Mortgaged Property in favor of the Collateral Agent for its benefit and the benefit of the Trustees and the holders of the Securities, subject only to Permitted Liens and the Enforceability Exceptions, together with evidence that a counterpart of such Mortgage has been delivered to the Title Company (as hereinafter defined) for recording in the Land Records;

(ii)                                  Title Insurance.  With respect to each U.S. Mortgaged Property a lender’s policy of title insurance (or commitment to issue a policy having the effect of a policy of title insurance) issued by a nationally recognized title insurance company reasonably acceptable to the Underwriters and the Collateral Agent (the “Title Company”) insuring (or committing to insure) the mortgage lien of the applicable Mortgage as a valid, first priority mortgage lien, upon completion of the Credit Facility Termination, on each U.S. Mortgaged Property described therein (each, a “Title Policy”) in an amount not less than 105% of the fair market value of such U.S. Mortgaged Property as reasonably determined, in good faith, by the Company and reasonably acceptable to the Underwriters and the Collateral Agent, free and clear of all defects and encumbrances except Permitted Liens, together with such endorsements as the Underwriters or the Collateral Agent reasonably requests (or where such endorsements are not available, opinions of special counsel, architects or other professionals reasonably requested by the Underwriters and the Collateral Agent), including, without limitation, a “tie-in” or “cluster” endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount), endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, future advances, doing business, non-imputation, public road access, survey, variable rate, environmental lien, subdivision, separate tax lot revolving credit, so-called comprehensive coverage over covenants and restrictions and for any and all other matters that the Underwriters or the Collateral Agent may reasonably request, which Title Policy shall not include an exception for mechanics’ liens, and shall provide for affirmative insurance and such reinsurance (including direct access agreements) as the Underwriters

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or the Collateral Agent may reasonably request.  Notwithstanding anything to the contrary, the Company and the Guarantors shall not be required to procure title insurance coverage over the leasehold interests comprising a portion of the Thompson Creek Mine.

(iii)                               Consents.  With respect to each Mortgaged Property, such consents, approvals or other instruments as necessary in order for the owner or holder of the interest constituting such Mortgaged Property to execute and deliver the applicable Mortgage;

(iv)                              Other Real Property Documents.  The Company and the Guarantors have delivered to the Title Company such affidavits, certificates, information (including financial data), instruments of indemnification (including a so-called “gap” indemnification) and other documents as may be reasonably necessary to cause the Title Company to issue the Title Policies and endorsements required by clause (ii) above;

(v)                                 Survey.  An existing survey together with a no change affidavit or a new survey of each U.S. Mortgaged Property in such form as shall be required by the Title Company to issue the so-called comprehensive and other survey related endorsements and to remove the standard survey exceptions from the Title Policy with respect to such U.S. Mortgaged Property except for the Mortgaged Property identified as Thompson Creek Mine on Schedule 5 hereto;

(vi)                              Fixture Filings.  Proper fixture filings under the Uniform Commercial Code on Form UCC-1 for filing under the Uniform Commercial Code in the appropriate jurisdiction in which the Mortgaged Properties are located, necessary or desirable to perfect the security interests in fixtures purported to be created by the Mortgages in favor of the Collateral Agent for its benefit and the benefit of the Trustees and the holders of the Securities; provided, however, that to the extent local counsel opines that any Mortgage, in form and substance satisfactory to the Underwriters and the Collateral Agent, would constitute a valid and effective fixture filing in the jurisdiction in which the applicable Mortgaged Property is located a fixture filing on Form UCC-1 shall not be required with respect to such Mortgaged Property;

(vii)                           Counsel Opinions.  Opinions addressed to the Underwriters and the Collateral Agent for its benefit and for the benefit of the Trustees and holders of the Securities of (i) local counsel in each jurisdiction where any Mortgaged Property is located with respect to the enforceability and perfection of the Mortgages and other matters customarily included in such opinions and (ii) counsel for the Company regarding due authorization, execution and delivery of the Mortgages, in each case, in form and substance reasonably satisfactory to the Underwriters and the Collateral Agent;

(viii)                        Real Property Collateral Fees and Expenses.  Evidence reasonably satisfactory to the Underwriters and the Collateral Agent of payment by the

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Company of all Title Policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages, fixture filings and other documents and issuance of the Title Policies and endorsements contemplated by clause (ii) above.

(r)                                    Credit Facility Termination. The Credit Facility Termination shall have occurred and all liens and security interests related thereto shall have been released.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.                                      Indemnification and Contribution.

(a)                                 Indemnification of the Underwriters.  The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the U.S. Prospectus (or any amendment or supplement thereto), the Canadian Final Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information is that described as such in Schedule 6.

(b)                                 Indemnification of the Company and the Guarantors.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and officers who signed the Registration Statement and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, the U.S. Prospectus (or any amendment

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or supplement thereto), or the Canadian Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed that the only such information consists of the information contained in Schedule 6.

(c)                                  Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative, and any such separate firm for the Company, the Guarantors, their respective directors and officers who signed the Registration Statement and any control persons of the Company and the Guarantors shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified

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Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                 Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities.  The relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  Limitation on Liability.  The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

31

(f)                                   The Company and the Guarantors will, jointly and severally, indemnify and hold harmless the Underwriters against any documentary, stamp, sales, transaction or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Securities and on the execution and delivery of this Agreement.  All payments to be made by the Company or the Guarantors to the Underwriters under this Agreement shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company or such Guarantor is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company and the Guarantors shall pay to the Underwriters such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made, provided that no such additional amounts shall be payable: (i) with respect to taxes imposed by any taxing or other governmental authority by reason of any present or former connection between any of the Underwriters and the relevant taxing jurisdiction, other than any such connection arising solely from such person having executed, delivered or performed its obligations under this Agreement or receiving payments hereunder or the enforcement of rights in respect thereto, (ii) with respect to taxes imposed on fees payable in respect of services rendered in Canada or (iii) to the extent that such taxes would not have been imposed but for the failure of any of the Underwriters to use reasonable efforts to comply with a written notice requesting any certification, identification or other information concerning the nationality, residence, identity or connection with the relevant taxing jurisdiction of such person that it is legally able to provide, if such compliance is required or imposed by law as a precondition to an exemption from, or reduction in, such taxes. If any taxes are collected by deduction or withholding, the Company will provide the Underwriters copies of documentation evidencing the transmittal to the proper authorities of the amount of taxes deducted or withheld within 15 days after payment of such taxes.

(g)                                  Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.                                      Termination.  This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, the Toronto Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. or Canadian federal, New York State, Ontario or British Columbia authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States and Canada, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

32

9.                                      Defaulting Underwriter.

(a)                                 If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Time of Sale Information, the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Time of Sale Information or the Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)                                  If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)                                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Guarantors or any non-defaulting Underwriter for damages caused by its default.

33

10.                               Payment of Expenses.

(a)                                 Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and the grant and perfection of the security interests with respect thereto and any taxes payable in connection therewith; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Time of Sale Information, any Issuer Free Writing Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of U.S. and Canadian counsel for the Underwriters) (subject to a maximum amount not to exceed $30,000); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the U.S. Trustee, the Canadian Trustee, any paying agent and the Collateral Agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the Financial Industry Regulatory Authority, and the approval of the Securities for book-entry transfer by DTC and CDS; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors, except that the Company and the Guarantors jointly and severally agree to pay or cause to be paid only 50% of all costs of, and expenses relating to, any aircraft chartered in connection with attending or hosting such presentations; and (x) all filing costs and expenses relating to the perfection of the security interests in the Collateral, as set forth in the Security Documents (including, without limitation, mortgage recording or similar taxes and all costs related to the title insurance and other deliverables in respect of the Mortgages) and the reasonable fees and expenses of counsel to the Underwriters in connection with the perfection of security interests (including Cahill Gordon & Reindel LLP and Holland & Hart LLP, special mining counsel to the Underwriters).

(b)                                 If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors, jointly and severally, agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel and the costs of, and expenses relating to, any aircraft chartered as referred to in Section 10(a)(ix)) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

11.                               Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates, officers and directors of each Underwriter referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or

34

in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

12.                               Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Underwriters.

13.                               Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

14.                               Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

15.                               Miscellaneous.

(a)                                 Authority of the Representative.  Any action by the Underwriters hereunder may be taken by Deutsche Bank Securities Inc. on behalf of the Underwriters, and any such action taken by Deutsche Bank Securities Inc. shall be binding upon the Underwriters

(b)                                 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representative c/o Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Leveraged Debt Capital Markets, 2nd Floor (fax: (212) 797-4877), with a copy to the attention of the General Counsel, 36th Floor (fax: (212) 797-4561).  Notices to the Company and the Guarantors shall be given to them at 26 West Dry Creek Circle, Suite 810, Littleton, CO 80120 (fax: 303-762-3511); Attention: Wendy Cassity.

(c)                                  Submission to Jurisdiction, etc.  The Company and each Guarantor irrevocably and unconditionally submit to the exclusive jurisdiction of the state and federal courts sitting in the County and City of New York over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  Service of any process, summons, notice or document by registered mail addressed to the Company or any Guarantor at the address above in Section 15(b) shall be effective service of process against the Company for any suit, action or proceeding brought in any such court. The Company and each Guarantor irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding

35

brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  A final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Company and each Guarantor and may be enforced in any other courts to whose jurisdiction the Company is or may be subject, by suit upon judgment.  The Company and each Guarantor further agrees that nothing herein shall affect any Underwriter’s right to effect service of process in any other manner permitted by law or bring a suit action or proceeding (including a proceeding for enforcement of a judgment) in any other court or jurisdiction in accordance with applicable law.

(d)                                 Waiver of Jury Trial.  Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(e)                                  Judgment Currency.  The obligation of the Company and each Canadian Guarantor in respect of any sum due to any Underwriter under this Agreement shall, notwithstanding any judgment in a currency other than U.S. dollars or any other applicable currency (the “Judgment Currency”), not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in the Judgment Currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase U.S. dollars or any other applicable currency with the Judgment Currency; if the U.S. dollars or other applicable currency so purchased are less than the sum originally due to such Underwriter hereunder, the Company and each Canadian Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.  If the U.S. dollars or other applicable currency so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company or the Canadian Guarantor, as the case may be, an amount equal to the excess of the U.S. dollars or other applicable currency so purchased over the sum originally due to such Underwriter hereunder.

(f)                                   Waiver of Immunity.  To the extent that each of the Company and the Guarantors, or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to each of the Company and the Guarantors, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Canadian, New York state or U.S. federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of each of the Company and the Guarantors or any other matter under or arising out of or in connection with this Agreement, each of the Company and the Guarantors hereby irrevocably and unconditionally waives or will waive such right to the extent permitted by applicable law, and agree not to plead or claim, any such immunity and consent to such relief and enforcement.

(g)                                  Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

36

(h)                                 Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(i)                                     Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(j)                                    Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Remainder of page intentionally left blank]

37

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

THOMPSON CREEK METALS COMPANY INC.

By	/s/ Pamela L. Saxton
	Name:	Pamela L. Saxton
	Title:	Executive Vice President and Chief
Financial Officer

BERG GENERAL PARTNER CORP.
BLUE PEARL MINING INC.
CYPRUS THOMPSON CREEK MINING COMPANY
LANGELOTH METALLURGICAL COMPANY LLC
LONG CREEK MINING COMPANY
MT. EMMONS MOLY COMPANY
TERRANE METALS CORP.
THOMPSON CREEK METALS COMPANY USA
THOMPSON CREEK MINING CO.
THOMPSON CREEK MINING LTD
THOMPSON CREEK SERVICES ULC

By	/s/ Pamela L. Saxton
	Name:	Pamela L. Saxton
	Title:	Executive Vice President and Chief
Financial Officer

BERG METALS LIMITED PARTNERSHIP

By	/s/ Pamela L. Saxton
	Name:	Pamela L. Saxton
	Title:	Executive Vice President and Chief
Financial Officer of Berg General
Partner Corp., its general partner

Signature Page to Underwriting Agreement

Accepted: November 16, 2012

DEUTSCHE BANK SECURITIES INC.

For itself and on behalf of the
several Underwriters listed in Schedule 1 hereto.

By:	/s/ David Lynch
Authorized Signatory
David Lynch
Managing Director

By:	/s/ Christopher Blum
Christopher Blum
Managing Director

Signature Page to Underwriting Agreement

Schedule 1

Underwriter	Principal Amount

Deutsche Bank Securities Inc.	$275,000,000
RBC Dominion Securities Inc.	$53,571,000
SG Americas Securities, LLC.	$7,143,000
Standard Bank Plc.	$7,143,000
UBS Securities LLC.	$7,143,000

Total	$350,000,000

Schedule 2

U.S. Guarantors

Cyprus Thompson Creek Mining Company, a Nevada corporation

Long Creek Mining Company, a Nevada corporation

Langeloth Metallurgical Company LLC, a Colorado limited liability company

Mt. Emmons Moly Company, a Colorado corporation

Thompson Creek Metals Company USA, a Colorado corporation

Thompson Creek Mining Co., a Colorado corporation

Schedule 3

British Columbia Guarantors

Berg General Partner Corp., a British Columbia, Canada corporation

Berg Metals Limited Partnership, a British Columbia, Canada limited partnership

Blue Pearl Mining Inc., a British Columbia, Canada corporation

Terrane Metals Corp., a British Columbia, Canada corporation

Thompson Creek Services ULC, a British Columbia, Canada unlimited liability company

Schedule 4

Yukon Guarantor

Thompson Creek Mining Ltd, a Yukon, Canada corporation

Schedule 5

MORTGAGED PROPERTIES

Fee Simple Interest to 10 Langeloth Plant Dr., Langeloth, Washington County, Pennsylvania vested in Langeloth Metallurgical Company LLC

Fee Simple Interest to The Thompson Creek Mine, 35 miles southwest of Challis, Idaho vested in Cyprus Thompson Creek Mining Company, f/k/a Tuscarora Mining Corporation and Thompson Creek Mining Co.

THOMPSON CREEK MINING LTD. (“TCM”) CLAIMS AND LEASES

A.            TCM Leases

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
243448 (formerly Mining Lease No. 2)	1977/may/06	2018/may/06	2012/may/06	40224 40225 13441 13442 81820 14485 14486 14487 14488 14489 130273	3105981 4103033
243450 (formerly Mining Lease No. 7)	1979/sep/06	2020/sep/06	2011/sep/06	81821 17302	3105981 4103033
243457 (formerly Mineral Lease No. M-31, Mining Lease No. 284)	1964/sep/23	2026/sep/23	2011/sep/23

13122 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

3105981 4103033
243458 (formerly Mineral Lease No. M-32, Mining Lease 285)	1964/sep/23	2026/sep/23	2011/sep/23

13123 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

3105981 4103033
243459 (formerly Mineral Lease No. M-33, Mining Lease 286)	1964/sep/23	2026/sep/23	2011/sep/23	13124	3105981 4103033
243460	1964/sep/23	2026/sep/23	2011/sep/23	13127 (On February 11, 2011, the	3105981

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
(formerly Mineral Lease No. M-34 Mining Lease 287)				Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)	4103033
243461 (formerly Mineral Lease No. M-35, Mining Lease 288)	1964/sep/23	2026/sep/23	2011/sep/23

13126 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

3105981 4103033 4279432 4283684
243462 (formerly Mineral Lease No. M-36, Mining Lease 289)	1964/sep/23	2026/sep/23	2011/sep/23

21626 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

3105981 4103033
243463 (formerly Mineral Lease No. M-37, Mining Lease 290)	1964/sep/23	2026/sep/23	2011/sep/23

13179 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

3105981 4103033
243464 (formerly Mineral Lease No. M-38, Mining Lease 291)	1964/sep/23	2026/sep/23	2011/sep/23

12385 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

3105981 4103033
243465 (formerly Mineral Lease No. M-39, Mining Lease 292)	1964/sep/23	2026/sep/23	2011/sep/23

21625 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

3105981 4103033
243466 (formerly Mineral Lease No. M-40, Mining Lease 293)	1964/sep/23	2026/sep/23	2011/sep/23

13173 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

3105981 4103033
243467 (formerly Mineral Lease No.	1964/sep/23	2026/sep/23	2011/sep/23	13167	3105981 4103033 4279432 4283684

2

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
M-41, Mining Lease 294)
243468 (formerly Mineral Lease No. M-42 Mining Lease 295)	1964/sep/23	2026/sep/23	2011/sep/23

13180 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

					3105981 4103033
243469 (formerly Mineral Lease No. M-43, Mining Lease 296)	1964/sep/23	2026/sep/23	2011/sep/23

21624 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Demised Claim was missing and not available. See Part F below for information on documents that were available.)

					3105981 4103033
243470 (formerly Mineral Lease No. M-68, Mining Lease 297)	1967/jan/05	2038/jan/05	2012/jan/05	13125	3105981 4103033 Distribution Agreement #4414 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that this document was missing and not available.)
243471 (formerly Mineral Lease No. M-69, Mining Lease 298)	1967/jan/05	2038/jan/05	2012/jan/05	13176	3105981 4103033 Distribution Agreement #4414 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that this document was missing and not available.)
243472 (formerly Mineral Lease No. M-70, Mining Lease 299)	1967/jan/05	2038/jan/05	2012/jan/05	24467	3105981 4103033 Distribution Agreement #4414 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that this document

3

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
					was missing and not available.)
243473 (formerly Mineral Lease No. M-71, Mining Lease 300)	1967/jan/05	2038/jan/05	2012/jan/05	13181	3105981 4103033 Distribution Agreement #4414 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that this document was missing and not available.)
243474 (formerly Mineral Lease No. M-72, Mining Lease 301)	1967/jan/05	2038/jan/05	2012/jan/05	14055	3105981 4103033 Distribution Agreement #4414 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that this document was missing and not available.)
243482 (formerly Mineral Lease No. M-113, Mining Lease 310)	1971/jan/29	2022/jan/29	2012/jan/29	13443	3105981 4103033 Distribution Agreement #4414 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that this document was missing and not available.)
243483 (formerly Mineral Lease No. M-114, Mining Lease 311)	1971/jan/29	2022/jan/29	2012/jan/29	13168	3105981 4103033
243484 (formerly Mineral Lease No. M-115, Mining	1971/jan/29	2022/jan/29	2012/jan/29	13169	3105981 4103033

4

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
Lease 312)
243485 (formerly Mineral Lease No. M-116, Mining Lease 313)	1971/jan/29	2022/jan/29	2012/jan/29	13428	3105981 4103033
243486 (formerly Mineral Lease No. M-117, Mining Lease 314)	1971/jan/29	2022/jan/29	2012/jan/29	13429	3105981 4103033

B.            TCM Claims (Legacy Claims)

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)	Encumbrances
243774	1962/jun/29	2016/feb/15	15274	3105981 4103033
243775	1962/jun/29	2016/feb/15	15275	3130874 4103033
243832	1962/nov/19	2016/feb/15	17298	3105981 4103033
244772	1969/apr/17	2016/feb/15	73903	3105981 4103033
244774	1969/apr/17	2016/feb/15	73905	3105981 4103033
244776	1969/apr/17	2016/feb/15	73907	3105981 4103033
244778	1969/apr/17	2016/feb/15	73909	3105981 4103033
244780	1969/apr/17	2016/feb/15	73911	3105981 4103033
244913	1969/sep/12	2016/feb/15	80200	3105981 4103033
244915	1969/sep/12	2016/feb/15	80202	3105981 4103033
244930	1969/oct/31	2016/feb/15	81825	3105981 4103033
244931	1969/oct/31	2016/feb/15	81826	3105981 4103033
245329	1971/may/03	2016/feb/15	98434	3105981 4103033
245394	1971/jun/23	2016/feb/15	100492	3105981 4103033
245395	1971/jun/23	2016/feb/15	100493	3105981 4103033
245396	1971/jul/19	2016/feb/15	101280	3105981 4103033
307068	1969/jul/25	2016/feb/15	77326	3105981 4103033
307089	1962/nov/19	2016/feb/15	17297	3105981 4103033

5

C.            TCM Claims (Cell Claims)

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)		Encumbrances
507163	2005/feb/15	2016/feb/15	237874 387 237875 388		4103033
507164	2005/feb/15	2016/feb/15	238163 2097 238164 2098		4103033
507165	2005/feb/15	2016/feb/15	238356 3358 238357 3359 238358 3360		4103033
507167	2005/feb/15	2016/feb/15	238160 2094		4103033
507168	2005/feb/15	2016/feb/15	243569 13166		4103033 4279432 4283684
507169	2005/feb/15	2016/feb/15	243575 13183 243578 13438 243579 13439		4103033
507170	2005/feb/15	2016/feb/15	369667		4103033
507182	2005/feb/15	2016/feb/15	237841 222 243593 14076 243594 14077 243595 14078 243596 14079 243597 14080 243598 14081 243599 14082 243600 14083 243601 14084 243602 14085 243603 14086 243604 14087 243605 14088 243606 14089	243635 14138 243636 14139 243637 243638 243639 243640 243641 243642 243643 243644 243645 243648 243649 243650 243651 243662 243663 243664 243665 243667 243846 14141 14143 14145 14147 14149 14151 14152	4103033

6

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)		Encumbrances

243607
14090
243608
14091
243609
14092
243610
14093
243611
14094
243612
14095
243613
14096
243614
14097
243615
14098
243616
14099
243617
14100
243618
14101
243619
14102
243620
14103
243632
14135
243633
14136
243634
14137

14153
14154
14216
14217
14218
14219
14250
14251
14252
14253
14255
19150
243884
22761
244048
28847
244249
47591
244250
47592
244251
47593
244252
47594
244664
65846
244666
65848
244668
65850
244669
65851
244670
65852
244671
65853

507188	2005/feb/15	2016/feb/15	237842 223 237843 224 243652 14220 243653 14221 243654 14222 243655 14223 243656 14224 243657 14225 243658 14246 243659 14247 243660 14248 243661 14249	244411 62941 244412 62942 244413 62943 244414 62944 244437 65145 245643 116881 245644 116882 245645 116883 245646 116884 245647 116885 245648 116886 245649 116887	4103033

7

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)		Encumbrances
			244321 57087 244322 57088 244323 57089 244324 57090	245650 116888 245651 116889 245652 116890 245653 116891
507191	2005/feb/15	2016/feb/15	244246 46523 244247 46524 244281 54756 244282 54757 244283 54758 244284 54766 244285 54767		4103033
507222	2005/feb/15	2016/feb/15	237920 539 237921 540 243581 13445 243582 13446 243583 13447 243584 13448 243585 13449 243629 14131 243630 14132 243668 14491 243669 14492 243670 14493 243671 14494 243828 17289 243829 17291 243830 17293	243831 17294 243833 17299 243834 17301 243866 21223 243928 24915 244013 25922 244225 42475 244226 42476 244227 42477 244927 81822 244933 81828 304815 17303 304864 17304 307086 17292 307087 17295 307088 17296 307090 17300	4103033
507227	2005/feb/15	2016/feb/15	243621 14111		4103033
507228	2005/feb/15	2016/feb/15	244914 80201	80204 244918	4103033

8

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)		Encumbrances
			244916 80203 244917	80205 244919 80206 244920 80207
507230	2005/feb/15	2016/feb/15	243580 13440 243880 21876 243929 24916		4103033
507232	2005/feb/15	2016/feb/15	243881 22110		4103033
507245	2005/feb/15	2016/feb/15	237872 373 237873 374 244682 66821 244683 66822 244684 66823 244685 66824	244686 66825 244687 66826 244688 66827 244689 66828 244690 66829 244691 66830	4103033
507246	2005/feb/15	2016/feb/15	237863 339 243776 15476 243777 15478 243778 15480 243779 15482 243780 15484 243781 15486	243782 15487 243784 15489 243783 15488 243785 15490 243786 15491 243787 15492 243788 15493 243789 15495	4103033
507249	2005/feb/15	2016/feb/15	243703 14646 243704 14647 243705 14648 243706 14649 243707 14650 243708 14651 243709 14652 243710 14653 243711 14654 243712	243734 14786 243735 14787 243736 14788 243737 14789 243738 14790 243740 14796 243739 14791 243741 14797 243742 14798 243743	4103033

9

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)		Encumbrances
			14655 243713 14656 243714 14756 243730 14778 243731 14779 243732 14784 243733 14785	14799 243744 14800 243745 14801 243754 14814 243766 14832 243767 14834 382623
507250	2005/feb/15	2016/feb/15	244759 73890 244760 73891 244761 73892 244762 73893 244763 73894 244764 73895 244765 73896 244766 73897 244767 73898 244768 73899 244769 73900 244770 73901 244775 73906 244777 73908 244771 73902 244773 73904 244779 73910 244781 73912 244782 73913	244783 73914 244784 73915 244785 73916 244786 73917 244787 73920 244788 73921 244789 73922 244790 73923 244791 73924 244792 73925 244793 73926 244794 73927 244795 73928 244796 73929 244797 73933 244798 73934 244799 73935 244800 73936	4103033
507252	2005/feb/15	2016/feb/15	243837 18883 243838 18884		4103033
507253	2005/feb/15	2016/feb/15	243768 15268 243769 15269		4103033

10

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)			Encumbrances
			243771 15271 243770 15270 243772 15272 243773 15273 307036 15265 307038 15267
507254	2005/feb/15	2016/feb/15	245328 98433 (On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Card for this Predecessor Claim was missing and not available.)			4103033
507269	2005/feb/15	2016/feb/15	243720 14762 243721 14763 243722 14764 243723 14765 243724 14772 243725 14773 243726 14774 243727 14775 243728 14776 243729 14777 243746 14806 243747 14807 243748 14808	243749 14809 243750 14810 243751 14811 243752 14812 243753 14813 243755 14815 243756 14818 243757 14819 243758 14820 243759 14821 243760 14822 243761 14823 243762 14824 243763 14825	243764 14826 243765 14827 244737 71695 244738 71696 244739 71697 244740 71698 244741 71699 244742 71700 244743 71701 244744 71702 245326 98431 245327 98432 382624 382625 382626 382627	4103033
532729	2006/apr/20	2016/feb/15	243574 13182			4103033

11

BERG METALS LIMITED PARTNERSHIP (“BERG”) CLAIMS AND LEASE

A.            Berg Lease

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
243481	August 27, 1968	August 27, 2019	August 27, 2011	14302	4801331 4103234 4092821

B.            Berg Claims (Legacy Claims)

None.

C.            Berg Claims (Cell Claims)

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)	Encumbrances
515447	2005/jun/28	2017/oct/15	238322	4801331 4103234 4092821
515449	2005/jun/28	2017/oct/15	238321	4801331 4103234 4092821
515450	2005/jun/28	2017/oct/15	238320	4801331 4103234 4092821
515451	2005/jun/28	2017/oct/15	238319	4801331 4103234 4092821
515453	2005/jun/28	2017/oct/15	238317	4801331 4103234 4092821
515454	2005/jun/28	2017/oct/15	238318	4801331 4103234 4092821
515455	2005/jun/28	2017/oct/15	238324	4801331 4103234 4092821
515456	2005/jun/28	2017/oct/15	238323	4801331 4103234 4092821
545074	2006/nov/10	2011/nov 10	None	None
545075	2006/nov/10	2011/nov 10	None	None
545076	2006/nov/10	2011/nov 10	None	None
545077	2006/nov/10	2011/nov 10	None	None
545078	2006/nov/10	2011/nov 10	None	None
545079	2006/nov/10	2011/nov 10	None	None
545080	2006/nov/10	2011/nov 10	None	None
545081	2006/nov/10	2011/nov 10	None	None
545082	2006/nov/10	2011/nov 10	None	None
545083	2006/nov/10	2011/nov 10	None	None
545084	2006/nov/10	2011/nov 10	None	None
545085	2006/nov/10	2011/nov 10	None	None
545086	2006/nov/10	2011/nov 10	None	None
545087	2006/nov/10	2011/nov 10	None	None
594483	2008/nov/18	2012/nov 30	None	None
594485	2008/nov/18	2012/nov 30	None	None
594490	2008/nov/18	2012/nov 30	None	None
594495	2008/nov/18	2012/nov 30	None	None
604970	2009/may/26	2012/nov/30	None	None
604976	2008/nov/18	2012/nov 30	None	None
604978	2008/nov/18	2012/nov 30	None	None

12

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)	Encumbrances
671443	2009/nov/19	2012/nov/30	None	None
671444	2009/nov/19	2012/nov/30	None	None
671450	2009/nov/19	2012/nov/30	None	None
671451	2009/nov/19	2012/nov/30	None	None
671463	2009/nov/19	2012/nov/30	None	None
671467	2009/nov/19	2012/nov/30	None	None
671472	2009/nov/19	2012/nov/30	None	None
671473	2009/nov/19	2012/nov/30	None	None
671484	2009/nov/19	2012/nov/30	None	None
671503	2009/nov/19	2012/nov/30	None	None
671523	2009/nov/19	2012/nov/30	None	None
671526	2009/nov/19	2012/nov/30	None	None
671527	2009/nov/19	2012/nov/30	None	None
672023	2009/nov/20	2012/nov/30	None	None
673446	2009/nov/24	2012/nov/30	None	None
673465	2009/nov/24	2012/nov/30	None	None
673485	2009/nov/24	2012/nov/30	None	None
673503	2009/nov/24	2012/nov/30	None	None
673523	2009/nov/24	2012/nov/30	None	None
693843	2010/jan/04	2012/nov/30	None	None
693844	2010/jan/04	2012/nov/30	None	None
693883	2010/jan/04	2012/nov/30	None	None
693884	2010/jan/04	2012/nov/30	None	None
693903	2010/jan/04	2012/nov/30	None	None
693904	2010/jan/04	2012/nov/30	None	None

TERRANE METALS CORP. (“TERRANE”) CLAIMS AND LEASE

A.            Terrane Lease

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances (See Notes Below)
631503	2009/sep/09	2029/sep/09	2011/sep/09	512892 238738 6030 512894 238739 6031 512896 238808 6280 512901 238779 6138 512904 238777 6136 512910 238884 6648	4807187

13

512912 238883 6647 512917 240114 9768 512982 240113 9767 512903 238778 6137 512915 238928 6853

B.            Terrane Claims (Legacy Claims)

None.

C.            Terrane Claims (Cell Claims)

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)	Encumbrances (See Notes Below)
512884	2005/may/18	2012/dec/29	238740 6032	4092821 4807187
512887	2005/may/18	2012/dec/29	238741 6033	4092821 4807187
512888	2005/may/18	2012/dec/29	238742 6034	4092821 4807187
512890	2005/may/18	2012/sep/10	238887 6652	4092821 4807187
512891	2005/may/18	2012/dec/01	238619 5013	4092821 4807187
512897	2005/may/18	2012/sep/10	238888 6653	4092821 4807187
512907	2005/may/18	2012/dec/01	240126 9780	4092821 4807187
512909	2005/may/18	2012/dec/01	238885 6649	4092821 4807187
512913	2005/may/18	2012/dec/01	240112 9766	4092821 4807187
512919	2005/may/18	2012/sep/10	238882 6646	4092821 4807187
512921	2005/may/18	2012/sep/03	240115 9769	4092821 4807187
512923	2005/may/18	2012/apr/03	241817 11663	4092821 4807187
512924	2005/may/18	2012/apr/01	241820 11666	4092821 4807187
512925	2005/may/18	2012/apr/01	241834 11680 241835 11681	4092821 4807187
512927	2005/may/18	2012/apr/01	241824 11670	4092821 4807187

14

512930	2005/may/18	2012/apr/03	241823 11669	4092821 4807187
512931	2005/may/18	2012/apr/03	241819 11665	4092821 4807187
512932	2005/may/18	2012/apr/01	241836 11682 241837 11683 241838 11684 241839 11685	4092821 4807187
512933	2005/may/18	2012/apr/03	241818 11664	4092821 4807187
512934	2005/may/18	2012/apr/03	241821 11667	4092821 4807187
512935	2005/may/18	2012/apr/03	241825 11671	4092821 4807187
512936	2005/may/18	2012/apr/03	241822 11668	4092821 4807187
512937	2005/may/18	2012/apr/04	241840 11686	4092821 4807187
512938	2005/may/18	2012/apr/04	241826 11672	4092821 4807187
512939	2005/may/18	2012/apr/04	241827 11673	4092821 4807187
512940	2005/may/18	2012/apr/01	241828 11674	4092821 4807187
512941	2005/may/18	2012/apr/01	241831 11677	4092821 4807187
512942	2005/may/18	2012/apr/04	241832 11678	4092821 4807187
512943	2005/may/18	2012/apr/04	241833 11679	4092821 4807187
512944	2005/may/18	2012/aug/26	404798	4092821 4807187
512945	2005/may/18	2012/aug26	404799	4092821 4807187
512960	2005/may/18	2012/apr/04	241829 11675 241830 11676	4092821 4807187
521164	2005/oct/14	2012/oct/14	None	4092821 4807187
521165	2005/oct/14	2012/oct/14	None	4092821 4807187
521177	2005/oct/14	2012/oct/14	None	4092821 4807187
521178	2005/oct/14	2012/oct/14	None	4092821 4807187
521179	2005/oct/14	2012/oct/14	None	4092821 4807187
521180	2005/oct/14	2012/oct/14	None	4092821 4807187
521181	2005/oct/14	2012/oct/14	None	4092821 4807187
521182	2005/oct/14	2012/oct/14	None	4092821 4807187
521183	2005/oct/14	2012/oct/14	None	4092821 4807187

15

521184	2005/oct/14	2012/oct/14	None	4092821 4807187
521185	2005/oct/14	2012/oct/14	None	4092821 4807187
521186	2005/oct/14	2012/oct/14	None	4092821 4807187
521187	2005/oct/14	2012/oct/14	None	4092821 4807187
521189	2005/oct/14	2012/oct/14	None	4092821 4807187
521190	2005/oct/14	2012/oct/14	None	4092821 4807187
521191	2005/oct/14	2012/oct/14	None	4092821 4807187
521192	2005/oct/14	2012/oct/14	None	4092821 4807187
521193	2005/oct/14	2012/oct/14	None	4092821 4807187
521194	2005/oct/14	2012/oct/14	None	4092821 4807187
521195	2005/oct/14	2012/oct/14	None	4092821 4807187
521196	2005/oct/14	2012/oct/14	None	4092821 4807187
521197	2005/oct/14	2012/oct/14	None	4092821 4807187
521198	2005/oct/14	2012/oct/14	None	4092821 4807187
521199	2005/oct/14	2011/0ct/14	None	4092821 4807187
521200	2005/oct/14	2012/oct/14	None	4092821 4807187
521201	2005/oct/14	2012/oct/14	None	4092821 4807187
521202	2005/oct/14	2012/oct/14	None	4092821 4807187
521203	2005/oct/14	2012/oct/14	None	4092821 4807187
521204	2005/oct/14	2012/oct/14	None	4092821 4807187
521205	2005/oct/14	2012/oct/14	None	4092821 4807187
521206	2005/oct/14	2012/oct/14	None	4092821 4807187
521207	2005/oct/14	2012/oct/14	None	4092821 4807187
521208	2005/oct/14	2012/oct/14	None	4092821 4807187
521209	2005/oct/14	2012/oct/14	None	4092821 4807187
521210	2005/oct/14	2012/oct/14	None	4092821 4807187
521212	2005/oct/14	2011/0ct/14	None	4092821 4807187
521213	2005/oct/14	2011/0ct/14	None	4092821 4807187
579598	2008/mar/28	2012/dec/01	None	4807187
579599	2008/mar/28	2012/dec/01	None	4807187
579600	2008/mar/28	2012/dec/01	None	4807187
579602	2008/mar/28	2012/dec/01	None	4807187

16

580741	2008/apr/08	2012/dec/01	None	4807187
580742	2008/apr/08	2012/dec/01	None	4807187
580743	2008/apr/08	2012/dec/01	None	4807187
580744	2008/apr/08	2012/dec/01	None	4807187
580745	2008/apr/08	2012/dec/01	None	4807187
580746	2008/apr/08	2012/dec/01	None	4807187
580747	2008/apr/08	2012/dec/01	None	4807187
580748	2008/apr/08	2012/dec/01	None	4807187
580749	2008/apr/08	2012/dec/01	None	4807187
580750	2008/apr/08	2012/dec/01	None	4807187
595146	2008/dec/01	2012/dec/01	None	4807187
595163	2008/dec/01	2012/dec/01	None	4807187
677107	2009/dec/01	2012/dec/01	None	4807187
677785	2009/dec/02	2012/dec/01	None	4807187
678524	2009/dec/03	2012/dec/01	None	4807187
678527	2009/dec/03	2012/dec/01	None	4807187
678536	2009/dec/03	2012/dec/01	None	4807187
678564	2009/dec/03	2012/dec/01	None	4807187
678583	2009/dec/03	2012/dec/01	None	4807187
678588	2009/dec/03	2012/dec/01	None	4807187
678603	2009/dec/03	2012/dec/01	None	4807187
679483	2009/dec/05	2012/dec/01	None	4807187
679484	2009/dec/05	2012/dec/01	None	4807187
679485	2009/dec/05	2012/dec/01	None	4807187
679505	2009/dec/05	2012/dec/01	None	4807187
679506	2009/dec/05	2012/dec/01	None	4807187
679509	2009/dec/05	2012/dec/01	None	4807187

BLUE PEARL MINING INC. (“DAVIDSON”) CLAIMS AND LEASES

PART I

A.            Leases — Donald Davidson

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
243455	1962/jun/27	2023/jun/27	2012/jun/27	None	4026380
243475	1968/jan/10	2019/jan/10	2012/jan/10	14541 14543 14608 31994 33173 16077 15862 10270 13976 13977 10176 13973 13974 13975 13986 13988 11333 11334 15858 13984 On February 11,	4026380

17

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
				2011, the Office of the Chief Gold Commissioner advised our office that the Record Cards for the above Demised Claims (re: tenure 243475) were missing and not available.
243476	1968/jan/10	2019/jan/10	2012/jan/10	15863 11776 11778 39943 11765 11353 11750 11355 11356 11754 11781 11345 11346 11348 11784 11752 26470 11757 14595 On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Cards for the above Demised Claims (re: tenure 243476) were missing and not available.	4026380
243477	1968/jan/10	2019/jan/10	2012/jan/10	14559 14460 15855 15856 39944 11771 11772	4026380

18

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances

11349

11339

11340

40753

11350

11352

11774

2625A

32861

11354

15866

11347

On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Cards for the above Demised Claims (re: tenure 243477) were missing and not available.

243478	1968/jan/10	2019/jan/10	2012/jan/10	25828 25829 14547 14548 14549 14550 14545 15860 15861 14561 14562 43337 11331 11332 10369 10370 15859 15857 11336 11338 On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record	4026380

19

Tenure No.	Issue Date	Expiry Date of Current Term	Good To Date	Demised Claims (Tenure No.’s)	Encumbrances
				Cards for the above Demised Claims (re: tenure 243478) were missing and not available.
243479	1968/jan/10	2019/jan/10	2012/jan/10	13978 13979 13980 13981 13982 11341 11342 11343 11344 40754 40755 32921 32862 11335 11337 26471 14602 14603 14594 On February 11, 2011, the Office of the Chief Gold Commissioner advised our office that the Record Cards for the above Demised Claims (re: tenure 243479) were missing and not available.	4026380

B.            Claims (Legacy Claims) — Donald Davidson

None.

C.            Claims (Cell Claims) — Donald Davidson

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)	Encumbrances
501577	2005/jan/12	2012/aug/17	None	4026383

PART II

A.            Leases — William Pfaffenberger

None.

20

B.            Claims (Legacy Claims) — William Pfaffenberger

None.

C.            Claims (Cell Claims) — William Pfaffenberger

Tenure No.	Issue Date	Good To Date	Predecessor Claims (Tenure No.)	Encumbrances
501559	2005/jan/12	2012/aug/17	391913	4026380
501731	2005/jan/12	2012/aug/17	391916	4026380
503061	2005/jan/13	2012/aug/17	391915	4026380
503063	2005/jan/13	2012/aug/17	391914	4026380
509898	2005/mar/31`	2012/aug/17	393340	4026380

LAND TITLES

(k)                                 A.            FEE SIMPLES SHOWING TCM AS REGISTERED OWNER (THE “THOMPSON CREEK FEE SIMPLES”)

1                                         PID 010-840-028 Lot 26 District Lot 2012 Range 5 Coast District Plan 4916

2                                         PID 010-375-091 Lot 78 District Lot 617 Range 5 Coast District Plan 5688

3                                         PID 010-648-666 Lot 18 District Lot 617 Range 5 Coast District Plan 5067

4                                         PID 006-401-261 Lot 1 District Lot 2565 Range 5 Coast District Plan 9063

5                                         PID 015-147-436 The surface of District Lot 7766 Range 5 Coast District surveyed as “Boot 8” Mineral Claim

6                                         PID 027-565-459 Lot A District Lot 617 Range 5 Coast District  Plan BCP37172

7                                         PID 027-565-467 Lot B District Lot 617 Range 5 Coast District Plan BCP37172

8                                         PID 027-565-475 Lot C District Lot 617 Range 5 Coast District Plan BCP37172

9                                         PID 010-375-066 Lot 77 District Lot 617 Range 5 Coast District Plan 5688 Except Plan PRP13650

10           PID 027-565-491 Lot E District Lot 617 Range 5 Coast District Plan

11                                  PID 027-565-483 Lot D District Lot 617 Range 5 Coast District Plan BCP37172

12                                  PID 028-239-997 Lot A District Lot 7774 Range 5 Coast District  Plan BCP45012

13                                  PID 027-565-505 Lot F District Lot 617 Range 5 Coast District Plan BCP37172

14                                  PID 007-630-310 Lot 1 District Lot 2012 Range 5 Coast District Plan 6459

21

B.            CHARGES, LIENS AND INTERESTS IN FAVOUR OF TCM (THE “THOMPSON CREEK CHARGE”)

15           Statutory Right of Way PL56824 registered against the title to PID 010-597-336 District Lot 2564 Range 5 Coast District.

D.            CHARGES, LIENS AND INTERESTS IN FAVOUR OF BLUE PEARL (THE “BLUE PEARL CHARGES”)

16           Statutory Right of Way CA601195 registered against the title to PID 023-445-319 Lot 2 Section 10 Township 1A Range 5 Coast District Plan PRP14714.

17           Statutory Right of Way CA606940 registered against the title to PID 008-027-145 Block A Section 10 Township 1A Range 5 Coast District Plan 8075 Except Plans 9763 and PRP14714.

18           Statutory Right of Way CA613154 (inter-alia) registered against the title to PID 009-987-991 Lot B Section 1 Township 1A Range 5 Coast District Plan 6388 Except Part on Plan EPP657 and PID 027-605-183 Lot 1 Section 1 Township 1A Range 5 Coast District Plan EPP657.

19           Statutory Right of Way CA1292806 registered against the title to PID 015-758-061 Block C of The Northwest 1/4 of Section 3 Township 1A Range 5 Coast District.

22

Schedule B

Mortgaged Leases

Mining Lease dated June 29, 1996, by and between James M. Ennis, Stephen L. Chivers and Aileen Chivers as Lessors and Thompson Creek Mining Company as Lessee, covering the following described Unpatented Lode Mining Claims:

CINNABAR #1	126713	150814
THELMA	126716	150815
MATILDA	126717	150812
AILEEN	126714	150813
TINA	126715	150811

Schedule C

THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE STATE OF IDAHO, COUNTY OF CUSTER AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PATENTED LODE MINING CLAIMS, SURVEY NO. 3617, BAYHORSE MINING DISTRICT CUSTER COUTNY, IDAHO.

CM#2	CM#3
CM#4	CM#5
CM#11	CM#12
CM#13	CM#14
CM#19	CM#20
CM#21

EMBRACING A PORTION OF SECTIONS 34 AND 35, TOWNSHIP 12 NORTH, RANGE 16 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

AND

A FRACTION OF SECTIONS 2 AND 3, TOWNSHIP 11 NORTH, RANGE 16 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

RECORDED AUGUST 30, 1976 AS INSTRUMENT NO. 142801, RECORDS OF CUSTER COUNTY, IDAHO. PATENT NUMBER 11-76-0076

PARCEL 2:

PATENTED LODE MINING CLAIMS, SURVEY NO. 3650, BAYHORSE MINING DISTRICT, CUSTER COUNTY, IDAHO.

DEBIT	DEBIT NO. 3

EMBRACING A PORTION OF SECTIONS 34 AND 35, TOWNSHIP 12 NORTH, RANGE 16 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

AND

A PORTION OF SECTION 3, TOWNSHIP 11 NORTH, RANGE 16 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

RECORDED MAY 6, 1986 AS INSTRUMENT NO. 176719, RECORDS OF CUSTER COUNTY, IDAHO, PATENT NUMBER 11-86-0056.

PATENTED MILL SITES, R.S. 2337, AS AMENDED 30 U.S.C. 42A; BAYHORSE MINING DISTRICT CUSTER COUNTY, IDAHO.

MS-1-100	MS-1-101	MS-1-102
MS-1-103	MS-1-104	MS-1-112
MS-1-113	MS-1-114	MS-1-115
MS-1-116	MS-1-117	MS-1-122
MS-1-123	MS-1-124	MS-1-125
MS-1-126	MS-2-35	MS-2-36
MS-2-37	MS-2-38	MS-2-60
MS-2-61	MS-2-62	MS-2-68
MS-2-92	MS-2-93	MS-2-97
MS-2-98	MS-2-99	MS-2-100
MS-2-101	MS-2-127	MS-2-128
MS-12-3	MS-12-4	MS-12-5
MS-12-6	MS-12-7	MS-12-8
MS-12-9	MS-12-10	MS-12-11
MS-12-12	MS-12-13	MS-12-14
MS-12-15	MS-12-26	MS-12-27
MS-12-28	MS-12-29	MS-12-30
MS-12-36	MS-12-37

FUTHER DESCRIBED AS FOLLOWS:

TOWNSHIP 11 NORTH, RANGE 16 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

SECTION 1: WEST HALF NORTHWEST QUARTER SOUTHWEST QUARTER SOUTHWEST QUARTER, SOUTH HALF SOUTHWEST QUARTER SOUTHWEST QUARTER, WEST HALF SOUTHWEST QUARTER SOUTHEAST QUARTER SOUTHWEST QUARTER, NORTH HALF SOUTHWEST QUARTER SOUTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER, SOUTHEAST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER, WEST HALF NORTHWEST QUARTER SOUTHEAST QUARTER SOUTHEAST QUARTER, SOUTHWEST QUARTER SOUTHEAST QUARTER SOUTHEAST QUARTER.

SECTION 2: NORTHEAST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, EAST HALF SOUTHEAST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, WEST HALF SOUTHEAST QUARTER NORTHEAST QUARTER, WEST HALF WEST HALF NORTHEAST QUARTER SOUTHEAST QUARTER, EAST HALF SOUTHEAST QUARTER NORTHWEST QUARTER, EAST HALF NORTHEAST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER, NORTH HALF SOUTHEAST QUARTER SOUTHEAST QUARTER, SOUTHEAST QUARTER SOUTHEAST QUARTER SOUTHEAST QUARTER.

SECTION 12: WEST HALF NORTHEAST QUARTER NORTHEAST QUARTER, NORTH HALF NORTHWEST QUARTER NORTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER, SOUTHEAST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER, EAST HALF NORTHEAST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, WEST HALF NORTHWEST QUARTER SOUTHEAST QUARTER NORTHEAST QUARTER, NORTH HALF NORTHEAST QUARTER NORTHWEST QUARTER, NORTHEAST QUARTER NORTHWEST QUARTER NORTHWEST QUARTER, EAST HALF NORTHWEST QUARTER NORTHWEST QUARTER NORTHWEST QUARTER.

RECORDED FEBRUARY 14, 1985, AS INSTRUMENT NO. 173321, RECORDS OF CUSTER COUNTY, IDAHO, PATENT NUMBER 11-85-0029.

PATENTED MILL SITES SITUATED IN THE BAYHORSE MINING DISTRICT, CUSTER COUNTY, IDAHO.

MS-1-L15	MS-1-L16	MS-1-L17
MS-1-L18	MS-1-L19	MS-1-L20
MS-1-27	MS-1-28	MS-1-29
MS-1-33	MS-1-38	MS-1-39
MS-1-59	MS-1-60	MS-1-61
MS-1-62	MS-1-63	MS-1-64
MS-1-67	MS-1-68	MS-1-69
MS-1-90	MS-1-91	MS-1-92
MS-1-93	MS-2-L5	MS-2-L6
MS-2-L7	MS-2-L8	MS-2-L9
MS-2-L10	MS-2-L18	MS-2-L19
MS-2-L20	MS-2-L21	MS-2-L22
MS-2-L23	MS-2-L24	MS-2-L25
MS-2-L26	MS-2-L27	MS-2-L28
MS-2-L29	MS-2-L30	MS-2-L31
MS-2-25	MS-2-57	MS-2-58
MS-2-59	MS-2-69	MS-2-70
MS-2-71	MS-2-72	MS-2-73
MS-2-74	MS-2-85	MS-2-86
MS-2-87	MS-2-88	MS-2-89
MS-2-90	MS-2-91	MS-2-102
MS-2-103	MS-2-104	MS-2-105
MS-2-106	MS-2-107	MS-2-108
MS-2-109	MS-2-110	MS-2-111
MS-2-112	MS-2-113	MS-2-114
MS-2-115	MS-2-116	MS-2-117
MS-2-118	MS-2-119	MS-2-120
MS-2-121	MS-2-122	MS-2-123
MS-2-124	MS-2-125	MS-2-216
MS-3-L8	MS-3-L9	MS-3-L10

MS-3-L11	MS-3-L12	MS-3-L13
MS-3-L14	MS-3-L15	MS-3-L16
MS-3-L17	MS-3-L18	MS-3-L19
MS-3-L20	MS-3-L21	MS-3-L22
MS-3-L23	MS-3-20	MS-3-21
MS-3-22	MS-3-23	MS-3-24
MS-3-36	MS-3-37	MS-3-38
MS-3-39	MS-3-40	MS-3-41
MS-3-42	MS-3-43	MS-3-44
MS-3-45	MS-3-46	MS-3-49
MS-3-50	MS-3-51	MS-3-52
MS-3-53	MS-3-54	MS-3-55
MS-3-56	MS-3-57	MS-3-58
MS-3-59	MS-3-60	MS-3-61
MS-3-67	MS-3-68	MS-3-69
MS-3-70	MS-3-71	MS-3-72
MS-3-73	MS-3-74	MS-3-75
MS-3-76	MS-3-94	MS-3-95
MS-3-96	MS-3-97	MS-3-128
MS-4-65	MS-4-66	MS-4-94
MS-4-95	MS-6-L16	MS-6-L17
MS-6-L18	MS-6-L19	MS-6-L20
MS-6-L21	MS-6-L22	MS-6-L23
MS-6-L25	MS-6-18	MS-6-19
MS-6-20	MS-6-21	MS-6-22
MS-6-23	MS-6-24	MS-6-25
MS-6-26	MS-6-27	MS-6-43
MS-6-44	MS-6-45	MS-6-46
MS-6-47	MS-6-51	MS-6-52
MS-6-53	MS-6-54	MS-11-1
MS-11-2	MS-11-3	MS-11-4
MS-11-5	MS-11-6	MS-11-7
MS-11-8	MS-11-9	MS-11-10
MS-11-24	MS-11-25	MS-11-26
MS-11-27	MS-11-28	MS-11-29
MS-11-30	MS-11-31	MS-11-32
MS-11-35	MS-11-36	MS-11-37
MS-11-38	MS-11-39	MS-11-87
MS-25-87	MS-25-88	MS-25-103
MS-25-104	MS-25-105	MS-25-106
MS-25-121	MS-25-122	MS-25-123
MS-25-124	MS-31-L3	MS-31-L4
MS-31-L5	MS-31-L6	MS-31-L7
MS-31-L8	MS-31-47	MS-31-50
MS-31-51	MS-31-52	MS-31-76
MS-31-77	MS-31-78	MS-31-79

MS-31-82	MS-31-83	MS-31-84
MS-31-85	MS-31-86	MS-31-106
MS-31-107	MS-31-108	MS-31-109
MS-31-110	MS-31-111	MS-31-114
MS-31-115	MS-31-116	MS-31-117
MS-31-118	MS-31-119	MS-31-120
MS-34-L2	MS-34-L6	MS-34-L8
MS-34-28	MS-34-29	MS-34-30
MS-34-31	MS-34-32	MS-34-33
MS-34-34	MS-34-35	MS-34-36
MS-34-37	MS-34-38	MS-34-39
MS-34-40	MS-34-41	MS-34-42
MS-34-43	MS-34-51	MS-34-52
MS-34-53	MS-34-54	MS-34-55
MS-34-56	MS-34-57	MS-34-58
MS-34-59	MS-34-60	MS-34-61
MS-34-62	MS-34-63	MS-34-64
MS-34-65	MS-34-66	MS-34-67
MS-34-68	MS-34-69	MS-34-70
MS-34-71	MS-34-72	MS-34-73
MS-34-74	MS-34-75	MS-34-76
MS-34-77	MS-34-78	MS-34-79
MS-34-82	MS-34-83	MS-34-84
MS-34-85	MS-34-86	MS-34-87
MS-34-88	MS-34-89	MS-34-90
MS-34-91	MS-34-92	MS-34-103
MS-34-104	MS-34-105	MS-34-106
MS-34-107	MS-34-108	MS-34-109
MS-34-110	MS-34-111	MS-34-116
MS-34-117	MS-34-118	MS-34-119
MS-34-120	MS-34-121	MS-34-122
MS-35-L3	MS-35-L4	MS-35-14
MS-35-15	MS-35-16	MS-35-17
MS-35-18	MS-35-19	MS-35-20
MS-35-45	MS-35-46	MS-35-47
MS-35-48	MS-35-49	MS-35-50
MS-35-79	MS-35-80	MS-35-81
MS-35-82	MS-35-83	MS-35-84
MS-35-85	MS-35-86	MS-35-87
MS-35-88	MS-35-104	MS-35-105
MS-35-106	MS-35-107	MS-35-108
MS-35-109	MS-35-110	MS-35-111
MS-35-114	MS-35-115	MS-35-116
MS-35-117	MS-35-118	MS-35-119
MS-35-120	MS-36-3	MS-36-4
MS-36-5	MS-36-6	MS-36-7

MS-36-8	MS-36-26	MS-36-27
MS-36-28	MS-36-29	MS-36-30
MS-36-31	MS-36-32	MS-36-33
MS-36-34	MS-36-35	MS-36-36
MS-36-37	MS-36-38	MS-36-39
MS-36-58	MS-36-59	MS-36-60
MS-36-61	MS-36-62	MS-36-63
MS-36-64	MS-36-65	MS-36-66
MS-36-67	MS-36-68	MS-36-69
MS-36-70	MS-36-71	MS-36-86
MS-36-87	MS-36-88	MS-36-89
MS-36-90	MS-36-91	MS-36-92
MS-36-93	MS-36-94	MS-36-95
MS-36-96	MS-36-97	MS-36-98
MS-36-99	MS-36-100	MS-36-101
MS-36-102	MS-36-103	MS-36-104
MS-36-105	MS-36-106	MS-36-119
MS-36-120	MS-36-121	MS-36-122
MS-36-123	MS-36-124	MS-36-125
MS-36-126	MS-36-127	MS-36-128

THOSE PORTIONS OF THE ABOVE DESCRIBED MILLSITES FURTHER DESCRIBED AS FOLLOWS:

TOWNSHIP 11 NORTH, RANGE 16 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

SECTION 1: LOTS 15 TO 20 INCLUSIVE, NORTHWEST QUARTER SOUTHWEST QUARTER, NORTHEAST QUARTER NORTHEAST QUARTER, SOUTHEAST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER, WEST HALF NORTHEAST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, EAST HALF NORTHWEST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, SOUTHEAST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, SOUTHEAST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER NORTHEAST QUARTER, SOUTHWEST QUARTER SOUTHEAST QUARTER NORTHEAST QUARTER, NORTHEAST QUARTER SOUTHEAST QUARTER SOUTHEAST QUARTER NORTHEAST QUARTER, SOUTH HALF SOUTHEAST QUARTER SOUTHEAST QUARTER NORTHEAST QUARTER, NORTHWEST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, WEST HALF SOUTHWEST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, EAST HALF NORTHEAST QUARTER NORTHWEST QUARTER SOUTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHWEST QUARTER SOUTHEAST QUARTER, SOUTHEAST QUARTER NORTHWEST QUARTER SOUTHEAST QUARTER.

SECTION 2: LOTS 5 TO 10, INCLUSIVE AND LOTS 18 TO 31, INCLUSIVE, WEST HALF SOUTHWEST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER,

SOUTHWEST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, WEST HALF SOUTHEAST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, NORTHEAST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER, SOUTH HALF NORTHEAST QUARTER SOUTHWEST QUARTER, SOUTH HALF SOUTHWEST QUARTER, NORTH HALF NORTHWEST QUARTER SOUTHEAST QUARTER, SOUTHWEST QUARTER NORTHWEST QUARTER SOUTHEAST QUARTER, WEST HALF SOUTHEAST QUARTER NORTHWEST QUARTER SOUTHEAST QUARTER, WEST HALF NORTHEAST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER, WEST HALF SOUTHWEST QUARTER SOUTHEAST QUARTER, SOUTHEAST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER, SOUTHWEST QUARTER SOUTHEAST QUARTER SOUTHEAST QUARTER.

SECTION 3: LOTS 8 TO 23, INCLUSIVE, SOUTHWEST QUARTER NORTHEAST QUARTER, WEST HALF WEST HALF SOUTHEAST QUARTER NORTHEAST QUARTER, SOUTH HALF NORTHEAST QUARTER NORTHWEST QUARTER, EAST HALF EAST HALF SOUTHEAST QUARTER NORTHWEST QUARTER NORTHWEST QUARTER, EAST HALF NORTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, EAST HALF WEST HALF NORTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, EAST HALF SOUTHWEST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, SOUTHWEST QUARTER SOUTHWEST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, SOUTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, SOUTHEAST QUARTER NORTHWEST QUARTER, NORTHEAST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER, NORTH HALF NORTHWEST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER, NORTHWEST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, SOUTHEAST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, NORTH HALF NORTHWEST QUARTER SOUTHEAST QUARTER, EAST HALF EAST HALF EAST HALF SOUTHEAST QUARTER SOUTHEAST QUARTER.

SECTION 4: NORTHEAST QUARTER NORTHEAST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, WEST HALF NORTHEAST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, NORTHWEST QUARTER SOUTHEAST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER.

SECTION 11: NORTH HALF NORTHEAST QUARTER NORTHEAST QUARTER, SOUTHWEST QUARTER NORTHEAST QUARTER NORTHEAST QUARTER, NORTH HALF SOUTHEAST QUARTER NORTHEAST QUARTER NORTHEAST QUARTER, NORTHWEST QUARTER NORTHEAST QUARTER, NORTHEAST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, EAST HALF NORTHWEST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER, NORTH HALF NORTHWEST QUARTER SOUTHEAST QUARTER NORTHEAST

QUARTER, NORTHEAST QUARTER NORTHEAST QUARTER NORTHWEST QUARTER, EAST HALF SOUTHEAST QUARTER NORTHEAST QUARTER NORTHWEST QUARTER, WEST HALF SOUTHEAST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER.

TOWNSHIP 11 NORTH, RANGE 17 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

SECTION 6: LOTS 16 TO 23 INCLUSIVE, AND LOT 25, SOUTHWEST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER, WEST HALF SOUTHEAST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER, SOUTH HALF NORTHEAST QUARTER NORTHWEST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHWEST QUARTER NORTHWEST QUARTER, SOUTHEAST QUARTER NORTHWEST QUARTER NORTHWEST QUARTER, NORTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, EAST HALF NORTHWEST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, SOUTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, WEST HALF SOUTHEAST QUARTER NORTHWEST QUARTER.

TOWNSHIP 12 NORTH, RANGE 16 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

SECTION 25: SOUTHEAST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER, NORTHEAST QUARTER SOUTHEAST QUARTER SOUTHWEST QUARTER, WEST HALF NORTHWEST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER, SOUTHEAST QUARTER NORTHWEST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER, SOUTH HALF SOUTHWEST QUARTER SOUTHEAST QUARTER.

SECTION 34: LOTS 2, 6 & 8, SOUTHWEST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER NORTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHEAST QUARTER NORTHEAST QUARTER, SOUTHEAST QUARTER NORTHEAST QUARTER NORTHEAST QUARTER, SOUTHEAST QUARTER SOUTHEAST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER, SOUTH HALF NORTHEAST QUARTER, EAST HALF WEST HALF SOUTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, EAST HALF SOUTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, SOUTHWEST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER NORTHWEST QUARTER, SOUTHEAST QUARTER NORTHWEST QUARTER SOUTHEAST QUARTER NORTHWEST QUARTER, SOUTH HALF SOUTHEAST QUARTER NORTHWEST QUARTER, EAST HALF NORTHEAST QUARTER SOUTHEAST QUARTER NORTHWEST QUARTER, NORTHEAST QUARTER SOUTHWEST QUARTER, EAST HALF NORTHWEST QUARTER SOUTHWEST QUARTER, SOUTHEAST QUARTER NORTHWEST QUARTER NORTHWEST QUARTER SOUTHWEST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHWEST QUARTER SOUTHWEST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER SOUTHWEST QUARTER, NORTHEAST QUARTER

NORTHWEST QUARTER SOUTHWEST QUARTER SOUTHWEST QUARTER, EAST HALF SOUTHEAST QUARTER SOUTHWEST QUARTER SOUTHWEST QUARTER, SOUTHEAST QUARTER SOUTHWEST QUARTER, NORTH HALF NORTHEAST QUARTER SOUTHEAST QUARTER, NORTHWEST QUARTER SOUTHEAST QUARTER, WEST HALF SOUTHWEST QUARTER SOUTHEAST QUARTER.

SECTION 35: LOTS 3 AND 4, SOUTHWEST QUARTER NORTHEAST QUARTER NORTHWEST QUARTER NORTHWEST QUARTER, SOUTH HALF NORTHWEST QUARTER NORTHWEST QUARTER NORTHWEST QUARTER, SOUTH HALF NORTHWEST QUARTER NORTHWEST QUARTER, NORTHEAST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, WEST HALF NORTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, WEST HALF SOUTHWEST QUARTER NORTHWEST QUARTER, SOUTH HALF NORTHEAST QUARTER SOUTHWEST QUARTER, NORTHWEST QUARTER NORTHWEST QUARTER SOUTHWEST QUARTER, SOUTH HALF NORTHWEST QUARTER SOUTHWEST QUARTER, EAST HALF SOUTHWEST QUARTER SOUTHWEST QUARTER, EAST HALF WEST HALF SOUTHWEST QUARTER SOUTHWEST QUARTER, SOUTHEAST QUARTER SOUTHWEST QUARTER, NORTHWEST QUARTER NORTHWEST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER.

SECTION 36: NORTHWEST QUARTER NORTHEAST QUARTER NORTHEAST QUARTER, SOUTH HALF NORTHEAST QUARTER NORTHEAST QUARTER, EAST HALF NORTHWEST QUARTER NORTHEAST QUARTER, NORTHWEST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHWEST QUARTER NORTHEAST QUARTER, EAST HALF WEST HALF SOUTHWEST QUARTER NORTHEAST QUARTER, SOUTHEAST QUARTER NORTHEAST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER, SOUTHEAST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER, EAST HALF SOUTHEAST QUARTER SOUTHWEST QUARTER, NORTHEAST QUARTER SOUTHEAST QUARTER, NORTHEAST QUARTER NORTHWEST QUARTER SOUTHEAST QUARTER, EAST HALF NORTHWEST QUARTER NORTHWEST QUARTER SOUTHEAST QUARTER, SOUTH HALF NORTHWEST QUARTER SOUTHEAST QUARTER, SOUTH HALF SOUTHEAST QUARTER.

TOWNSHIP 12 NORTH, RANGE 17 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

SECTION 31: LOTS 3 TO 8, INCLUSIVE, SOUTHEAST QUARTER NORTHWEST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, EAST HALF SOUTHWEST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, SOUTHEAST QUARTER SOUTHWEST QUARTER NORTHWEST QUARTER, EAST HALF SOUTHWEST QUARTER NORTHEAST QUARTER SOUTHWEST QUARTER, WEST HALF WEST HALF NORTHEAST QUARTER SOUTHWEST QUARTER, EAST HALF WEST HALF WEST HALF SOUTHWEST QUARTER, EAST HALF WEST

HALF SOUTHWEST QUARTER, WEST HALF SOUTHEAST QUARTER SOUTHWEST QUARTER, WEST HALF NORTHEAST QUARTER SOUTHEAST QUARTER SOUTHWEST QUARTER, SOUTHEAST QUARTER SOUTHEAST QUARTER SOUTHWEST QUARTER.

RECORDED OCTOBER 11, 2000, AS INSTRUMENT NO. 221783, RECORDS OF CUSTER COUNTY, IDAHO. PATENT NUMBER 11-2000-0024

PARCEL 3:

MILL SITES, BAY HORSE MINING DISTRICT, CUSTER COUNTY, IDAHO.

MS-34-L3	MS-34-L4	MS-34-L5
MS-34-L7	MS-34-93	MS-34-94
MS-34-101	MS-34-102

FURTHER DESCRIBED AS FOLLOWS:

TOWNSHIP 12 NORTH, RANGE 16 EAST, BOISE MERIDIAN, CUSTER COUNTY, IDAHO.

SECTION 34, LOTS 3, 4, 5 AND 7, SOUTHWEST QUARTER NORTHEAST QUARTER SOUTHEAST QUARTER, NORTHEAST QUARTER SOUTHWEST QUARTER SOUTHEAST QUARTER.

RECORDED FEBRUARY 9, 2006, AS INSTRUMENT NO, 233333, RECORDS OF CUSTER COUNTY, IDAHO.

Schedule D

Unpatented Claims

The following Unpatented Lode Mining Claims, Mill Sites and Placer Claims are located as follows:

Township 12N, Range 16E, Sections; 20, 21, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36
Township 12N, Range 17E, Sections; 19, 20, 29, 30, 31, 32
Township 11N, Range 16E, Sections; 1, 2, 3, 4, 5, 6, 9, 10, 11, 12, 14
Township 11N, Range 17E, Sections; 5, 6, 7, 8

Total Numbers: Lode Mining Claims = 971 Mill Sites = 114	Placer Claims = 12

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
MS-26-113	184844		IMC121780
MS-26-114	184845		IMC121781
MS-26-115	184846		IMC121782
MS-34-1	184840		IMC121783
MS-34-2	184841		IMC121784
MS-34-3	184842		IM C121785
MS-34-4	184843		IMC121786
MS-34-28, N/2	184860		IMC121787
MS-34-29, N/2	184821		IMC121788
MS-34-45	184937		IMC122021
MS-34-44	184847		IMC121803
MS-34-43, N/2	184848		IMC121802
MS-34-42, N/2	184849		IMC121801
MS-34-51, N/2	185000		IMC122022
MS-34-79, N/2	184998		IMC122050
MS-34-111, S/2	184994		IMC122062
MS-34-114	184992		IMC122063
MS-34-115	184993		IMC122064
MS-35-16, N12	184829		IMC121808
MS-35-15, N/2	184830		IMC121807
MS-35-14, N/2	184831		IMC121806
MS-35-13	184832		IMC121805
MS-35-21	184835		IMC121813
MS-35-45, S/2	185009		IMC123426
MS-35-44	184839		IMC121814
MS-35-51	184989		IMC122068
MS-35-78	185013		IMC122069
MS-35-89	184939		IMC122076
MS-35-104, S/2	184855		IMC121821
MS-35-121	184934		IMC121825
MS-25-103, N/2	184559		IMC121630
MS-25-102	184558		IMC121629
MS-31-47, N/2	178382		IMC160693

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
MS-6-L15	180317		IMC114402
MS-6-L24	185019		IMC122019
MS-1-L14	184555		IMC121640
MS-1-29, S/2	184932		IMC121994
MS-1-30	184931		IMC121995
MS-1-31	184930		IMC121996
MS-1-32	184929		IMC121997
MS-33, N/2	184807		IMC121750
MS-1-37	184804		IMC121754
MS-1-36	184805		IMC121753
MS-1-35	184806		IMC121752
MS-1-34	184808		IMC121751
MS-1-63, N/2	184801		IMC121761
MS-3-L6	185004		IMC122007
MS-3-L7	185005		IMC122008
MS-3-18	185002		IMC122009
MS-3-19	185003		IMC122010
MS-3-20, W/2	178209		IMC111920
MS-3-49, N/2	184706		IMC122011
MS-3-46, W/2	185001		IMC121676
MS-3-80	184711		IMC121681
MS-3-78	184710		IMC121680
MS-3-77	184709		IMC121679
MS-3-76,S/2	184708		IMC121678
MS-3-75,S/2	184707		IMC121677
MS-3-85	184871		IMC121765
MS-3-86	184870		IMC121766
MS-3-87	184869		IMC121767
MS-3-88	184868		IMC121768
MS-3-89	184867		IMC121769
MS-3-97, W/2	177261		IMC110525
MS-3-128, W/2	177262		IMC110526
MS-4-95, S/2	184702		IMC121685
MS-4-65, S/2	184705		IMC121682
MS-11-11	184651		IMC121696
MS-11-12	184652		IMC121697
MS-11-21	184653		IMC121698
MS-11-22	184654		IMC121699
MS-11-23	184655		IMC121700
MS-11-31, S/2	184663		IMC121708
MS-11-32, S/2	184664		IMC121709
MS-11-33	184665		IMC121710
MS-11-34	184666		IMC121711
MS-11-35, S/2	184667		IMC121712
MS-11-36, S/2	184668		IMC121713
MS-11-40	184672		IMC121717
MS-11-41	184673		IMC121718
MS-11-42	184674		IMC121719
MS-11-43	184675		IMC121720
MS-11-44	184676		IMC121721

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
MS-11-54	184677		IMC121722
MS-11-55	184678		IMC121723
MS-11-56	184679		IMC121724
MS-11-57	184680		IMC121725
MS-11-58	184681		IMC121726
MS-11-59	184682		IMC121727
MS-11-60	184683		IMC121728
MS-11-61	184684		IMC121729
MS-11-62	184685		IMC121730
MS-11-63	184686		IMC121731
MS-11-64	184687		IMC121732
MS-11-65	184692		IMC121733
MS-11-66	184693		IMC121734
MS-11-67	184694		IMC121735
MS-11-68	184695		IMC121736
MS-11-69	184696		IMC121737
MS-11-70	184697		IMC121738
MS-11-71	184698		IMC121739
MS-11-72	184699		IMC121740
MS-11-73	184700		IMC121741
MS-11-74	184701		IMC121742
MS-11-86	184688		IMC121743
MS-11-107	184691		IMC121746
MS-11-106	184690		IMC121745
MS-12-49	184640		IMC121748
MS-12-16	184639		IMC121747
NE 6	131263		IMC1500
TS-41	144191		IMC1000
TS-42	144192		IMC1001
TS-43	144193		IMC1002
TS-44	144194		IMC1003
TS-45	144195		IMC1004
TS-46	144196		IMC1005
TS-47	144197		IMC1006
TS-48	144198		IMC1007
TS-49	144199		IMC1008
TS-50	144200		IMC1009
TS-51	144201		IMC1010
TS-52	144108		IMC1011
TS-53	144109		IMC1012
TS-54	144110		IMC1013
TS-55	144111		IMC1014
TS-56	144112		IMC1015
TS-57	144113		IMC1016
TS-58	144114		IMC1017
TS-59	144115		IMC1018
TS-60	144116		IMC1019
TS-61	144117		IMC1020
TS-62	144118	169195	IMC1021
TS-63	144065		IMC1022

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
TS-64	144066		IMC1023
TS-65	144067		IMC1024
TS-66	144068		IMC1025
TS-67	144069		IMC1026
TS-68	144070		IMC1027
TS-69	144071		IMC1028
TS-70	144072		IMC1029
TS-71	144073		IMC1030
TS-72	144074		IMC1031
TS-73	144075		IMC1032
TS-74	144076		IMC1033
TS-75	144077		IMC1034
TS-76	144078		IMC1035
TS-77	144079		IMC1036
TS-78	144080		IMC1037

N.W.-24 FRACTION	144378		IMC1038

N.W.-40 FRACTION	144377		IMC1039

N.W.-41 FRACTION	144376		IMC1040
NN 1	131229		IMC1318
NN 2	131230		IMC1319
NN 3	131231		IMC1320
NN 4	131232		IMC1321
NN 5	131233		IMC1322
NN 6	131234		IMC1323
NN 7	131235		IMC1324
NN 8	131236		IMC1325
NN 9	131237		IMC1326
NN 10	131238		IMC1327
NN 11	131239		IMC1328
NN 12	131240		IMC1329
NN 13	131241		IMC1330
NN 14	131242		IMC1331
NN 15	131243		IMC1332
NN 16	131244		IMC1333
NN 17	131245		IMC1334
NN 20	131246		IMC1335
NN 21	131247		IMC1336
NN 22	131248		IMC1337
NN 23	131249		IMC1338
NN 24	131250		IMC1339
NN 25	131251		IMC1340
NN 26	131252		IMC1341
NN 27	131253		IMC1342
NN 28	131254		IMC1343
NN 29	131255		IMC1344
NN 30	131256		IMC1345
NN 31	131257		IMC1346

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
CH-NO. 1	130187	131485	IMC1347
CH-NO. 2	130188	131486	IMC1348
CH-NO. 3	130189	131487	IMC1349
CH-NO. 4	130190	131488	IMC1350
CH-NO. 5	130191	131489	IMC1351
CH-NO. 6	130192	131490	IMC1352
CH-NO. 7	130193	131491	IMC1353
CH-NO. 8	130194	131492	IMC1354
CH-NO. 9	130195	131493	IMC1355
CH-NO. 10	130196		IMC1356
CH-NO. 11	130197		IMC1357
CH-NO. 12	130198		IMC1358
CH-NO. 13	130199		IMC1359
CH-NO. 14	130200		IMC1360
CH-NO. 15	130201		IMC1361
CH-NO. 16	130202		IMC1362
CH-NO. 17	130203		IMC1363
CH-NO. 18	130204		IMC1364
CH-NO. 19	130990	169206	IMC1365
CH-NO. 20	130991	169207	IMC1366
CH-NO. 21	130992	169208	IMC1367
CH-NO. 22	130993	169209	IMC1368
CH-NO. 23	130994	169210	IMC1369
CH-NO. 24	131494	169211	IMC1370
CH-NO. 25	136303		IMC1371
CH-NO. 26	136304		IMC1372
CH-NO. 27	136305	169212	IMC1373
CH-NO. 28	136306	169213	IMC1374
CH-NO. 29	136307		IMC1375
CH-NO. 30	136308		IMC1376
CH-NO. 31	136309		IMC1377
CH-NO. 32	136310		IMC1378
PH-NO. 3	129628		IMC1381
PH-NO. 4	129629	134826	IMC1382
PH-NO. 5	129630	169163	IMC1383
PH-NO. 6	129631	134827	IMC1384
PH-NO. 7	129632		IMC1385
PH-NO. 8	129633		IMC1386
PH-NO. 9	129634		IMC1387
PH-NO. 10	129635	169164	IMC1388
PH-NO. 11	129636		IMC1389
PH-NO. 12	129637		IMC1390
PH-NO. 13	129638		IMC1391
PH-NO. 14	129639		IMC1392
PH-NO. 15	130809	169165	IMC1393
PH-NO. 16	130810	169166	IMC1394
PH-NO. 17	130811	169167	IMC1395
PH-NO. 18	130812		IMC1396
PH-NO. 19	130865		IMC1397
CM 6	123226	131578	IMC1399

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
CM 7	123227	169214	IMC1400
CM 8	123228	169215	IMC1401
CM 9	123229	131581	IMC1402
CM 10	123230	131582	IMC1403
CM 15	123235	131587	IMC1404
CM 17	123237	169217	IMC1406
CM 22	126854	127940	IMC1408
CM 23	126855	127941	IMC1409
CM 24	126856	127942	IMC1410
CM 25	126857	169218	IMC1411
CM 26	126858	127944	IMC1412
CM 34	126866	169221	IMC1420
CM 35	126867	169222	IMC1421
CM 36	126868	169223	IMC1422
CM 38	126481	169224	IMC1423
CM 39	126482	169225	IMC1424
CM 40	126483	169226	IMC1425
CM 41	126484	169227	IMC1426
CM 42	126485	169228	IMC1427
CM 43	126486		IMC1428
CM 44	126487	132275	IMC1429
CM 52	126488		IMC1437
CM 53	126489	169232	IMC1438
CM 54	126490	169233	IMC1439
CM 55	126491	169234	IMC1440
CM 56	126492		IMC1441
CM 57	126493	169235	IMC1442
CM 58	126494	169236	IMC1443
CM 59	126876	127962	IMC1444
CM 60	126877	127963	IMC1445
CM 61	126878	127964	1CM1446
CM 62	126879	127965	IMC1447
CM 63	126880	127966	IMC1448
CM 150	131133	169237	IMC1451
CM 151	131134	169238	IMC1452
CM 152	131135	169239	IMC1453
EER-1	138481	169240	IMC1454
EER-2	138482	169241	IMC1455
EER-3	138483		IMC1456
EER-4	138484		IMC1457
EER-5	138485	169242	IMC1458
EER-6	138486	169243	IMC1459
EER-7	138487	169244	IMC1460
NE 1	131258		IMC1495
NE 2	131259		IMC1496
NE 3	131260		IMC1497
NE 4	131261		IMC1498
NE 5	131262		IMC1499
NE 7	131264		IMC1501
NE 8	131265		IMC1502

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
NE 9	131266		IMC1503
NE 10	131267		IMC1504
NE 11	131268		IMC1505
NE 12	131269		IMC1506
NE 13	130649		IMC1507
NE 14	130650		IMC1508
NE 15	130651		IMC1509
NE 16	130652		IMC1510
NE 17	130793		IMC1511
NE 18	130794		IMC1512
NE 19	130795		IMC1513
NE 20	130796		IMC1514
NE 21	130797		IMC1515
NE 22	130798		IMC1516
NE 23	130799		IMC1517
NE 24	130800		IMC1518
NE 25	130653		IMC1519
NE 28	130656		IMC1522
NE 29	130801		IMC1523
NE 30	130802		IMC1524
NE 31	130803		IMC1525
NE 32	130804		IMC1526
NE 61	130681		IMC1555
NE 62	130682		IMC1556
NE 63	130683		IMC1557
NE 64	130684		IMC1558
NE 65	130685		IMC1559
NE 66	130686		IMC1560
NE 67	130687		IMC1561
NE 68	130688		IMC1562
NE 33	130805		IMC1527
NE 34	130806		IMC1528
NE 35	130807		IMC1529
PATSIE #1	156591		IMC15297
PATSIE #2	156593		IMC15298
TWIN APEX #1	156593		IMC15299
NE 36	130808		IMC1530
NE 45	130665		IMC1539
NE 46	130666		IMC1540
NE 47	130667		IMC1541
NE 48	130668		IMC1542
NE 54	130674		IMC1548
NE 55	130675		IMC1549
NE 56	130676		IMC1550
NE 57	130677		IMC1551
NE 58	130678		IMC1552
NE 59	130679		IMC1553
NE 60	130680		IMC1554
BK-NO. 10	130186		IMC1617
BB NO. 1	130746		IMC1618

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
BB NO. 2	130747		IMC1619
BB NO. 3	130748		IMC1620
BB NO. 4	130749		IMC1621
BB NO. 5	130750		IMC1622
BB NO. 6	130751		IMC1623
BB NO. 7	130752		IMC1624
BB NO. 8	130753		IMC1625
NE 73	130690		IMC1563
NE 74	130691		IMC1564
NE 75	130692		IMC1565
NE 76	130693		IMC1566
NE 77	130694		IMC1567
NE 78	130695		IMC1568
NE 79	130696		IMC1569
NE 80	130697		IMC1570
NE 81	131137		IMC1571
NE 82	131138		IMC1572
NE 83	131139		IMC1573
NE 84	131140		IMC1574
NE 85	131141		IMC1575
NE 86	131136	143759	IMC1576
BC-1	138568		IMC1597
BC-2	138569		IMC1598
BC-3	138570		IMC1599
BC-4	138571		IMC1600
BC-5	138572		IMC1601
BC-6	138573		IMC1602
BC-7	138574		IMC1603
BC-8	138575		IMC1604
BC-9	138576		IMC1605
BC-10	138577		IMC1606
BC-11	138578		IMC1607
BK-NO. 2	130178		IMC1609
BK-NO. 4	130180		IMC1611
BK-NO. 6	130182		IMC1613
BK-NO. 8	130184		IMC1615
BK-NO. 9	130185		IMC1616
SW 34	131120		IMC1663
SW 35	131121		IMC1664
SW 36	131122		IMC1665
SW 37	131123	136255	IMC1666
BB NO. 9	130754		IMC1626
BB NO. 10	130755		IMC1627
BB NO. 11	130756		IMC1628
BB NO. 12	130757		IMC1629
SW 1	130874	136252	IMC1630
SW 2	130875	136253	IMC1631
SW 3	130876	136254	IMC1632
SW NO. 4	130877		IMC1633
SW 5	130114		IMC1634

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
SW 6	131115		IMC1635
SW 7	131116		IMC1636
SW NO. 8	130878		IMC1637
SW NO. 9	130879		IMC1638
SW NO. 10	130880		IMC1639
SW NO. 11	130881	169177	IMC1640
SW NO. 12	130882		IMC1641
SW NO. 13	130883		IMC1642
SW NO. 14	130884		IMC1643
SW NO. 15	130885		IMC1644
SW NO. 16	130886		IMC1645
SW NO. 17	130887		IMC1646
SW NO. 18	130888		IMC1647
SW NO. 19	130889		IMC1648
SW NO. 20	130890		IMC1649
SW NO. 21	130891		IMC1650
SW NO. 22	130892		IMC1651
SW NO. 23	130893		IMC1652
SW NO. 24	130894		IMC1653
SW NO. 25	130895		IMC1654
SW 26	130896		IMC1655
SW 27	130897		IMC1656
SW 28	130898		IMC1657
SW 29	130899		IMC1658
SW 30	130900		IMC1659
SW 31	131117		IMC1660
SW 32	131118		IMC1661
SW 33	131119		IMC1662
SW 38	130901	136256	IMC1667
SW 39	130902		IMC1668
SW 40	130903		IMC1669
SW 41	130904		IMC1670
SW 42	130905		IMC1671
SW 43	130906		IMC1672
SW 44	130907		IMC1673
SW 45	130908		IMC1674
SW 46	130909	169178	IMC1675
SW 47	130910	169179	IMC1676
SW 48	130911	169180	IMC1677
SW NO. 49	130912		IMC1678
SW NO. 50	130913		IMC1679
SW NO. 51	130914		IMC1680
SW NO. 52	130915		IMC1681
SW 53	130916		IMC1682
SW 54	130917		IMC1683
SW 55	130918		IMC1684
SW 56	130919		IMC1685
SW 57	130920		IMC1686
SW 58	130921		IMC1687
SW 59	130922		IMC1688

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
SW 60	130923		IMC1689
SW 61	130924		IMC1690
SW 62	130925		IMC1691
SW NO. 66	130995	169183	IMC1695
SW NO. 67	130996	169184	IMC1696
SW NO. 68	130997		IMC1697
SW NO. 69	130998	169185	IMC1698
SW NO. 70	130999	169186	IMC1699
SW NO. 71	131000	169187	IMC1700
SW 72	130698	169188	IMC1701
SW 73	130699	169189	IMC1702
SW 74	130700		IMC1703
SW 75	130701		IMC1704
SW 76	130702	169190	IMC1705
SW 77	131124	169191	IMC1706
SW 78	130703	169192	IMC1707
SW 80	131001	169193	IMC1708
SW 81	131002	169194	IMC1709
SW 82	131003		IMC1710
SW 83	131004		IMC1711
SW 84	131005		IMC1712
SW 85	131005		IMC1713
SW 86	131125		IMC1714
SW 87	131007		IMC1715
SW 88	131008		IMC1716
SW 89	131009		IMC1717
SW 90	131010		IMC1718
SW 91	131011		IMC1719
SW 92	131012		IMC1720
SW 93	131013		IMC1721
SW 94	131014		IMC1722
SW 95	131015		IMC1723
SW 96	131126		IMC1724
SW 97	131127		IMC1725
SW 100	131130		IMC1728
SW NO. 101	130929		IMC1729
SW 98 FRACTION	136599	144235	IMC1734
SW 100 FRACTION	136311		IMC1735
NW NO. 1	131170	169168	IMC1736
NW NO. 2	131171	136246	IMC1737
NW NO. 3	131172	136247	IMC1738
NW NO. 4	131173	169169	IMC1739
NW NO. 5	131174	169170	IMC1740
NW NO. 6	131175	169171	IMC1741
NW NO. 7	131176	169172	IMC1742
NW NO. 8	131177	169173	IMC1743
NW NO. 9	131178	169174	IMC1744
NW NO. 10	131179	169175	IMC1745
NW 11	131180	169176	IMC1746
NW 12	131181		IMC1747

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
NW 13	131182		IMC1748
NW 14	131183		IMC1749
NW 15	131184		IMC1750
NW 16	131185		IMC1751
NW 17	131186		IMC1752
NW 18	131187		IMC1753
NW 19	131188		IMC1754
NW 20	131189		IMC1755
NW 21	131190		IMC1756
NW 22	131191		IMC1757
NW 23	131192		IMC1758
NW 24	131193		IMC1759
NW 25	131194		IMC1760
NW 26	131195		IMC1761
NW 27	131196		IMC1762
NW 28	131197		IMC1763
NW 29	131198		IMC1764
NW 30	131199		IMC1765
NW 31	131200		IMC1766
NW 32	131201		IMC1767
NW 35	131204		IMC1770
NW 36	131205		IMC1771
NW 37	131206		IMC1772
NW 38	131207		IMC1773
NW 39	131208		IMC1774
NW 40	131209		IMC1775
NW 41	131210		IMC1776
NW 42	131211		IMC1777
NW 43	131212		IMC1778
NW 44	131213		IMC1779
NW 57	131226		IMC1792
NW 58	131227		IMC1793
NW 59	131228		IMC1794
NW 60	131495		IMC1795
NW 9 FRACTION	136246		IMC1796
EE 1	130571		IMC1797
EE 2	130572		IMC1798
EE 3	130573		IMC1799
EE 4	130574		IMC1800
EE 5	130575		IMC1801
EE 6	130576		IMC1802
EE 7	130577		IMC1803
EE 8	130578		IMC1804
EE 9	130579		IMC1805
EE 10	130580		IMC1806
EE 11	130581		IMC1807
EE 12	130582		IMC1808
EE 13	130583		IMC1809
EE 14	130584		IMC1810
EE 16	130586		IMC1812

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
EE 17	130588		IMC1813
EE 18	130589		IMC1814
EE 19	130590		IMC1815
EE 20	130591		IMC1816
EE 21	130592		IMC1817
EE 22	130593		IMC1818
EE 23	130594		IMC1819
EE 24	130595		IMC1820
EE 25	130596		IMC1821
EE 26	130597		IMC1822
EE 27	130598		IMC1823
EE 28	130599		IMC1824
EE 29	130600		IMC1825
EE 30	130601		IMC1826
EE 31	130602		IMC1827
EE 34	130605		IMC1830
EE 35	130606		IMC1831
EE 36	130607		IMC1832
EE 37	130608		IMC1833
EE 38	130609		IMC1834
EE 39	130610		IMC1835
EE 40	130611		IMC1836
EE 41	130612		IMC1837
EE 42	130613		IMC1838
EE 43	130614		IMC1839
EE 44	130615		IMC1840
EE 45	130616		IMC1841
EE 46	130617		IMC1842
EE 47	130618		IMC1843
EE 48	130619		IMC1844
EE 49	130620		IMC1845
EE 50	130621		IMC1846
EE 51	130622		IMC1847
EE 52	130623		IMC1848
EE 53	130624		IMC1849
EE 54	130625		IMC1850
EE 55	130626		IMC1851
EE 56	130627		IMC1852
EE 59	130628		IMC1853
EE 60	130629		IMC1854
EE 61	130630		IMC1855
EE 62	130631		IMC1856
EE 70	130643		IMC1857
EE 71	130644		IMC1858
EE 72	130689		IMC1859
EE 73	130645		IMC1860
EE 74	130646		IMC1861
EE 75	130647		IMC1862
EE 76	130648		IMC1863
EE 77	130758	131498	IMC1864

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
EE 78	130759	131499	IMC1865
EE 88	130777		IMC1866
EE 89	130778		IMC1867
EE 90	130779		IMC1868
EE 91	130780		IMC1869
EE 92	130781		IMC1870
EE 93	130782		IMC1871
EE 94	130783		IMC1872
EE 95	130784		IMC1873
EE 96	130785		IMC1874
EE 97	130786		IMC1875
EE 98	130787		IMC1876
EE 99	130788		IMC1877
EE 102	130791		IMC1880
EE 103	130792		IMC1881
EE 116	130587		IMC1882
NW 33A	154538		IMC50606
NW 34A	154540		IMC50607
NN-32	155244		IMC52597
NN-33	155245		IMC52598
NN-34	155246		IMC52599
NN-35	155247		IMC52600
NN-36	155248		IMC52601
NN-37	155249		IMC52602
NN-38	155250		IMC52603
NN-39	155251		IMC52604
NN-40	155252		IMC52605
NN-41	155253		IMC52606
NN-42	155254		IMC52607
NN-43	155255		IMC52668
NN-44	155256		IMC52609
NN-45	155257		IMC52610
NN-46	155258		IMC52611
NN-47	155259		IMC52612
NN-48	155260		IMC52613
NN-49	155261		IMC52614
NN-50	155262		IMC52615
NN-51	155263		IMC52616
NN-52	155264		IMC52617
NN-53	155265		IMC52618
NN-54	155266		IMC52619
NN-55	155267		IMC52620
NN-56	155268		IMC52621
NN-57	155269		IMC52622
NN-58	155270		IMC52623
NN-59	155271		IMC52624
NN-61	155272		IMC52625
NN-62	155273		IMC52626
NN-63	155274		IMC52627
NN-64	155275		IMC52628

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
NN-65	155276		IMC52629
NN-66	155277		IMC52630
NN-67	155278		IMC52631
NN-68	155279		IMC52632
NN-69	155280		IMC52633
NN-70	155281		IMC52634
NN-71	155282		IMC52635
NN-72	155283		IMC52636
NN-73	155284		IMC52637
NN-74	155285		IMC52638
NN-75	155286		IMC52639
NN-76	155287		IMC52640
NN-77	155288		IMC52641
NN-78	155289		IMC52642
NN-79	155290		IMC52643
NN-80	155291		IMC52644
NN-81	155292		IMC52645
NN-82	155293		IMC52646
NN-83	155294		IMC52647
NN-84	155295		IMC52648
NN-85	155296		IMC52649
NN-86	155297		IMC52650
NN-87	155298		IMC52651
NN-88	155299		IMC52652
NN-89	155300		MC52653
NN-90	155301		IMC52654
NN-91	155302		IMC52655
NN-92	155303		IMC52656
NN-93	155304		IMC52657
NN-94	155305		IMC52658
NN-95	155306		IMC52659
NN-96	155307		IMC52660
NN-97	155308		IMC52661
NN-98	155309		IMC52662
NN-99	155310		IMC52663
NN-100	155311		IMC52664
NN-101	155312		IMC52665
NN-102	155313		IMC52666
NN-103	155314		IMC52667
NN-104	155315		IMC52668
NN-105	155316		IMC52669
NN-106	155317		IMC52670
NN-107	155318		IMC52671
NN-108	155319		IMC52672
NN-109	155320		IMC52673
NN-110	155321		IMC52674
NN-111	155322		IMC52675
NN-112	155323		IMC52676
NN-113	155324		IMC52677
NN-114	155325		IMC52678

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
NN-115	155326		IMC52679
NN-116	155327		IMC52680
NN-117	155328		IMC52681
NN-118	155329		ICM52682
NN-119	155330		IMC52683
NN-120	155331		IMC52684
NN-121	155332		ICM52685
NN-122	155333		IMC52686
NN-123	155334		IMC52687
NN-124	155335		IMC52688
NN-125	155336		IMC52689
NN-126	155337		IMC52690
NN-127	155338		IMC52691
NN-128	155339		IMC52692
NN-129	155340		IMC52693
NN-130	155341		IMC52694
NN-131	155342		IMC52695
NN-132	155343		IMC52696
NN-133	155344		IMC52697
NN-134	155345		IMC52698
NN-135	155346		IMC52699
NN-136	155347		IMC52700
NN-137	155348		IMC52701
NN-138	155349		IMC52702
NE 87	155188		IMC52703
NE 88	155189		IMC52704
NE 89	155190		IMC52705
NE 90	155191		IMC52706
NE 91	155192		IMC52707
NE 92	155193		IMC52708
NE 93	155194		IMC52709
NE 95	155196		IMC52711
NE 97	155198		IMC52712
NE 99	155200		IMC52714
NE 101	155202		IMC52716
NE 103	155204		IMC52718
NE 105	155206		IMC52720
NE 107	155208		IMC52722
NE 109	155210		IMC52724
NE 111	155212		IMC52726
BC-12	155123		IMC52758
BC-13	155124		IMC52759
BC-14	155125		IMC52760
BC-15	155126		IMC52761
BC-16	155127		IMC52762
BC-17	155128		IMC52763
BC-18	155129		IMC52764
BC-19	155130		IMC52765
BC-20	155131		IMC52766
BC-21	155132		IMC52767

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
BC-22	155133		IMC52768
BC-23	155134		IMC52769
BC-24	155135		IMC52770
BC-25	155136		IMC52771
BC-26	155137		IMC52772
BC-27	155138		IMC52773
BC-28	155139		IMC52774
BC-29	155140		IMC52775
BC-30	155141		IMC52776
BC-31	155142		IMC52777
BC-32	155143		IMC52778
BC-33	155144		IMC52779
BC-34	155145		IMC52780
BC-35	155146		IMC52781
BC-36	155147		IMC52782
BC-37	155148		IMC52783
BC-38	155149		IMC52784
BC-39	155150		IMC52785
BC-40	155151		IMC52786
BC-41	155152		IMC52787
BC-42	155153		IMC52788
BC-43	155154		IMC52789
BC-44	155155		IMC52790
BC-45	155156		IMC52791
BC-46	155157		IMC52792
BC-47	155158		IMC52793
BC-48	155159		IMC52794
BC-49	155160		IMC52795
BC-53	155164		IMC52796
BC-54	155165		IMC52797
BC-55	155166		IMC52798
BC-56	155167		IMC52799
BC-57	155168		IMC52800
BC-58	155169		IMC52801
BC-59	155170		IMC52802
BC-60	155171		IMC52803
BC-62	155172		IMC52804
BC-63	155173		IMC52805
BC-64	155174		IMC52806
BC-65	155175		IMC52807
BC-66	155176		IMC52808
BC-67	155177		IMC52809
BC-68	155178		IMC52810
BC-69	155179		IMC52811
BC-70	155180		IMC52812
BC-71	155181		IMC52813
BC-72	155182		IMC52814
BC-73	155183		IMC52815
BC-74	155184		IMC52816
BC-75	155185		IMC52817

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
BC-76	155186		IMC52818
BC-77	155187		IMC52819
BC-50 FRACTION	155161		IMC52820
BC-51 FRACTION	155162		IMC52821
BC-52 FRACTION	155163		IMC52822
NE 96	155197		IMC52823
PEACH 124	161476	163677	IMC70738
PEACH 125	161477		IMC70739
PEACH 126	161478		IMC70740
PEACH 127	161479		IMC70741
TS-79A	148250	169196	IMC7186
TS-80A	148251	169197	IMC7187
TS-81A	148252	169198	IMC7188
TS-82A	148253	169199	IMC7189
TS-83A	148254	169200	IMC7190
TS-84A	148255	169201	IMC7191
TS-85A	148256	169202	IMC7192
TS-86A	148257	169203	IMC7193
TS-87A	148258	169204	IMC7194
TS-88A	148259	169205	IMC7195
TA 1R	168353		IMC86250
TA 2R	168354		IMC86251
TA 3R	168355		IMC86252
TA 4R	168356		IMC86253
TA 5R	168357		IMC86254
TA 6R	168358		IMC86255
TA 7R	168359		IMC86256
TA 8R	168360		IMC86257
TA 9R	168361		IMC86258
TA 10R	168362		IMC86259
TA 11R	168363		IMC86260
TA 12R	168364		IMC86261
TA 13R	168365		IMC86262
TA 14R	168366		IMC86263
TA 15R	168367		IMC86264
TA 16R	168368		IMC86265
CH 23A	169073		IMC89368
CM 50	169074		IMC89369
TS-30	144266		IMC989
TS-31	144181		IMC990
TS-32	144182		IMC991
TS-33	144183		IMC992
TS-34	144184		IMC993
TS-35	144185		IMC994
TS-36	144186		IMC995
TS-37	144187		IMC996
TS-38	144188		IMC997
TS-39	144189		IMC998
TS-40	144190		IMC999
MS-6-L25A, N/2	221935		IMC 184309

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
MS-3-L8A, W/2	221936		IMC 184310
PEACH 1	238226		IMC194279
PEACH 2	238227		IMC194280
PEACH 3	238228		IMC194281
PEACH 4	238229		IMC194282
PEACH 5	238230		IMC194283
PEACH 6	238231		IMC194284
PEACH 7	238232		IMC194285
PEACH 8	238233		IMC194286
PEACH 9	283234		IMC194287
PEACH 10	238235		IMC194288
PEACH 11	238236		IMC194289
PEACH 12	238237		IMC194290
PEACH 13	238238		IMC194291
PEACH 14	238239		IMC194292
PEACH 15	238240		IMC194293
PEACH 16	238241		IMC194294
PEACH 17	238242		IMC194295
PEACH 18	238243		IMC194296
PEACH 19	238244		IMC194297
PEACH 20	238245		IMC194298
PEACH 21	238246		IMC194299
PEACH 22	238247		IMC194300
PEACH 23	238248		IMC194301
PEACH 24	238249		IMC194302
PEACH 25	238250		IMC194303
PEACH 26	238251		IMC194304
PEACH 27	238252		IMC194305
PEACH 28	238253		IMC194306
PEACH 29	238254		IMC194307
PEACH 30	238255		IMC194308
PEACH 31	238256		IMC194309
PEACH 71	238257		IMC194310
PEACH 72	238258		IMC194311
PEACH 73	238259		IMC194312
PEACH 74	238260		IMC194313
PEACH 75	238261		IMC194314
PEACH 76	238262		IMC194315
PEACH 77	238263		IMC194316
PEACH 78	238264		IMC194317
PEACH 79	238265	239463	IMC194318
PEACH 80	238266		IMC194319
PEACH 81	238267		IMC194320
PEACH 82	238268		IMC194321
PEACH 83	238269		IMC194322
PEACH 84	238270		IMC194323
PEACH 85	238271		IMC194324
PEACH 86	238272		IMC194325
PEACH 87	238273		IMC194326
PEACH 88	238274		IMC194327

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
PEACH 89	238275		IMC194328
PEACH 90	238276		IMC194329
PEACH 91	238277		IMC194330
PEACH 92	238278		IMC194331
PEACH 93	238279		IMC194332
PEACH 94	238280		IMC194333
PEACH 95	238281		IMC194334
PEACH 96	238282		IMC194335
PEACH 97	238283		IMC194336
PEACH 98	238284		IMC194337
PEACH 99	238285		IMC194338
PEACH 100	238286		IMC194339
PEACH 101	238287		IMC194340
PEACH 102	238288		IMC194341
PEACH 103	238289		IMC194342
PEACH 104	238290		IMC194343
PEACH 105	238291		IMC194344
PEACH 106	238292		IMC194345
PEACH 107	238293		IMC194346
PEACH 108	238294		IMC194347
PEACH 109	238295		IMC194348
PEACH 110	238296		IMC194349
PEACH 111	238297	239464	IMC194350
PEACH 112	238298		IMC194351
PEACH 113	238299		IMC194352
PEACH 114	238300		IMC194353
PEACH 115	238301		IMC194354
PEACH 116	238302		IMC194355
PEACH 117A	238303		IMC194356
PEACH 118A	238304		IMC194357
PEACH 119A	238305		IMC194358
PEACH 120	238306		IMC194359
PEACH 121	238307		IMC194360
PEACH 122	238308		IMC194361
PEACH 123	238309		IMC194362
TS 1	238310		IMC194363
TS 2	238311		IMC194364
TS 3	238312		IMC194365
TS 4	238313		IMC194366
TS 5	238314		IMC194367
TS 6	238315		IMC194368
TS 7	238316		IMC194369
TS 8	238317		IMC194370
TS 9	238318		IMC194371
TS 10	238319		IMC194372
TS 11	238320	239462	IMC194373
Peach 32	239696		IMC 196697
Peach 33	239697		IMC 196698
Peach 34	239698		IMC 196699
Peach 35	239699		IMC 196700

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
Peach 36	239700		IMC 196701
Peach 37	239701		IMC 196702
Peach 38	239702		IMC 196703
Peach 39	239703		IMC 196704
Peach 40	239704		IMC 196705
Peach 41	239705		IMC 196706
Peach 42	239706		IMC 196707
Peach 43	239707		IMC 196708
Peach 44	239708		IMC 196709
Peach 45	239709		IMC 196710
Peach 46	239710		IMC 196711
Peach 47	239711		IMC 196712
Peach 48	239712		IMC 196713
Peach 49	239713		IMC 196714
Peach 50	239714		IMC 196715
Peach 51	239715		IMC 196716
Peach 52	239716		IMC 196717
Peach 53	239717		IMC 196718
Peach 54	239718		IMC 196719
Peach 55	239719		IMC 196720
Peach 56	239720		IMC 196721
Peach 57	239721		IMC 196722
Peach 58	239722		IMC 196723
Peach 59	239723		IMC 196724
Peach 60	239724		IMC 196725
Peach 61	239725		IMC 196726
Peach 62	239726		IMC 196727
Peach 63	239727		IMC 196728
Peach 64	239728		IMC 196729
Peach 65	239729		IMC 196730
Peach 66	239730		IMC 196731
Peach 67	239731		IMC 196732
Peach 68	239732		IMC 196733
Peach 69	239733		IMC 196734
Peach 70	239734		IMC 196735
TS 12	239743		IMC 196677
TS 13	239744		IMC 196678
TS 14	239745		IMC 196679
TS 15	239746		IMC 196680
TS 16	239747		IMC 196681
TS 17	239748		IMC 196682
TS 18	239749		IMC 196683
TS 18X	239750		IMC 196684
TS 19	239751		IMC 196685
TS 19X	239752		IMC 196686
TS 20	239753		IMC 196687
TS 21	239754		IMC 196688
TS 22	239755		IMC 196689
TS 23	239756		IMC 196690
TS 24	239757		IMC 196691

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
TS 25	239758		IMC196692
TS 26	239759		IMC 196693
TS 27	239760		IMC 196694
TS 28	239761		IMC 196695
TS 29	239762		IMC 196696
EXT 1	240088		IMC 198362
EXT 2	240089		IMC 198363
EXT 3	240090		IMC 198364
EXT 4	240091		IMC 198365
EXT 5	240092		IMC 198366
EXT 6	240093		IMC 198367
EXT 7	240094		IMC 198368
EXT 8	240095		IMC 198369
EXT 9	240096		IMC 198370
EXT 10	240097		IMC 198371
EXT 11	240098		IMC 198372
EXT 12	240099		IMC 198373
EXT 13	240100		IMC 198374
EXT 14	240101		IMC 198375
EXT 15	240102		IMC 198376
EXT 16	240103		IMC 198377
EXT 17	240104		IMC 198378
EXT 18	240105		IMC 198379
EXT 19	240106		IMC 198380
EXT 20	240107		IMC 198381
EXT 21	240108		IMC 198382
EXT 22	240109		IMC 198383
EXT 23	240110		IMC 198384
EXT 24	240111		IMC 198385
EXT 25	240112		IMC 198386
EXT 26	240113		IMC 198387
EXT 27	240114		IMC 198388
EXT 28	240115		IMC 198389
EXT 29	240116		IMC 198390
EXT 30	240117		IMC 198391
EXT 31	240118		IMC 198392
EXT 32	240119		IMC 198393
EXT 33	240120		IMC 198394
EXT 34	240121		IMC 198395
EXT 35	240122		IMC 198396
EXT 36	240123		IMC 198397
EXT 37	240124		IMC 198398
EXT 38	240125		IMC 198399
EXT 39	240126		IMC 198400
EXT 40	240127		IMC 198401
EXT 41	240128		IMC 198402
EXT 42	240129		IMC 198403
EXT 43	240130		IMC 198404
EXT 44	240131		IMC 198405
EXT 45	240132		IMC 198406

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
EXT 46	240133		IMC 198407
EXT 47	240134		IMC 198408
EXT 48	240135		IMC 198409
EXT 49	240136		IMC 198410
EXT 50	240137		IMC 198411
EXT 51	240138		IMC 198412
EXT 52	240139		IMC 198413
EXT 53	240140		IMC 198414
EXT 54	240141		IMC 198415
EXT 55	240142		IMC 198416
EXT 56	240143		IMC 198417
EXT 57	240144		IMC 198418
EXT 58	240145		IMC 198419
EXT 59	240146		IMC 198420
EXT 60	240147		IMC 198421
EXT 61	240148		IMC 198422
EXT 62	240149		IMC 198423
EXT 63	240150		IMC 198424
EXT 64	240151		IMC 198425
EXT 65	240152		IMC 198426
EXT 66	240153		IMC 198427
EXT 67	240154		IMC 198428
EXT 68	240155		IMC 198429
EXT 69	240156		IMC 198430
EXT 70	240157		IMC 198431
EXT 71	240158		IMC 198432
EXT 72	240159		IMC 198433
EXT 73	240160		IMC 198434
EXT 74	240161		IMC 198435
EXT 75	240162		IMC 198436
EXT 76	240163		IMC 198437
EXT 77	240164		IMC 198438
EXT 78	240165		IMC 198439
EXT 79	240166		IMC 198440
EXT 80	240167		IMC 198441
EXT 81	240168		IMC 198442
EXT 82	240169		IMC 198443
EXT 83	240170		IMC 198444
EXT 84	240171		IMC 198445
EXT 85	240172		IMC 198446
EXT 86	240173		IMC 198447
EXT 87	240174		IMC 198448
EXT 88	240175		IMC 198449
EXT 89	240176		IMC 198450
EXT 90	240177		IMC 198451
EXT 91	240178		IMC 198452
EXT 92	240179		IMC 198453
EXT 93	240180		IMC 198454
EXT 94	240181		IMC 198455
EXT 95	240182		IMC 198456

Claim Name	Recording Reception No.	AMENDED RECORDATION RECEPTION NO.	BLM Serial No.
EXT 96	240183		IMC 198457
EXT 97	240184		IMC 198458
EXT 98	240185		IMC 198459
EXT 99	240186		IMC 198460
EXT 100	240187		IMC 198461
EXT 101	240188		IMC 198462
EXT 102	240189		IMC 198463
EXT 103	240190		IMC 198464
EXT 104	240191		IMC 198465
EXT 105	240192		IMC 198466
EXT 106	240193		IMC 198467
EXT 107	240194		IMC 198468

Schedule E

Other Rights

I.                                        Rights of Way and Easements

A.                                    Bureau of Land Management Right of Way I-27080

The Right of Way granted is variable feet wide and 37,125 feet long containing 21.55 acres, m/l, covering the road access to the Mine and is located in;

Township 11 North, Range 16 East, Boise Meridian

Sections: 3, 4, 11, 12, 13, 14

Township 11 North, Range 17 East, Boise Meridian

Sections: 5, 6, 7, 8

B.                                    Bureau of Land Management Right of Way 20155

The Right of Way granted is for a 69KV power line 13,720 feet long and 20 feet wide and is granted for a 30 inch buried water pipeline 14,140 feet long and 50 feet wide for a primary term of 50 years from January 31, 1983, and is located in;

Township 11 North, Range 16 East, Boise Meridian

Section 1: S/2S/2

Section 12: W/2

Section 13: NW/4, E/2

Section 24: NE/4

Section 25: E/2NE/4

C.                                    Bureau of Land Management Right of Way I-15966

The Right of Way granted is for a 230 KV power line to the Thompson Creek Mine from Moore to Squaw Creek and then to Challis, Idaho.  The power line is owned by Thompson Creek Mining Company and the BLM ROW is in the name of Salmon River Electric Association with the annual fee reimbursed each year by the Mine.

D.                                    State of Idaho Easement 5081

State of Idaho Easement granted for the purpose of constructing, using and maintaining a buried infiltration bed water intake system located in Township 11 North, Range 16 East, B.M., Section 25: Fraction beginning at the East one quarter corner.

This Easement is subject to State of Idaho Easement 4966 to Cyprus Mines Corporation for the Getty Bridge.

E.                                    State of Idaho Easement 4966

State of Idaho Easement granted for the purpose of constructing and maintaining a bridge known as the Getty Creek Bridge located in Township 11 North, Range 16 East, B.M., Section 25: a strip of land 50 feet wide.

F.                                     State of Idaho Easement 4983

State of Idaho Easement granted for the construction, use and maintenance of a road located in Township 11 North, Range 17 East, B.M., Section 16: a 50 foot wide easement beginning in the S/4 corner of the Section.

G.                                   State of Idaho Easement 4967

State of Idaho Easement 4967 granted for the construction, use and maintenance of a bridge located in Township 11 North, Range 17 East, B.M., Section 27.

H.                                   U. S. Forest Service Special Use Permit 2720 - Water

U.S. Forest Service Special Use Permit granted for constructing and maintaining a buried 30 inch diameter or less water transmission line over a length of 6,260 feet by 50 feet wide and located in Township 11 North, Range 16 East, B.M., Sections 13, 24 and 25.

I.                                        U. S. Forest Service Special Use Permit 2720 - Power

U. S. Forest Service Special Use Permit granted for the construction, operation and maintenance of a 69/24.9 KV transmission line covering a length of 5920 feet by 20 feet wide located in Township 11 North, Range 16 East, B.M., Sections 15, 24 and 25.

II.                                   Contracts Affecting Real Property

A.                                    Power Supply Agreement

Amendment No. 3 to Agreement for Electric Service between Salmon River Electric Cooperative, Inc., and Cyprus Thompson Creek Mining Company, a wholly owned subsidiary of Thompson Creek Metals, dated August 15, 2002.

Schedule F

Water Rights

I.                                        Water Right No. 72-00048

Name of Owner	Cyprus Thompson Creek Mining Co.

Source	Garden Creek, tributary to the Salmon River

Quantity	2.60 cfs

Priority Date	May 15, 1901

Point(s) of Diversion	T14N, R19E, S32, NE of NW of NW (Custer County); T14N, R19E, S32, NW of NW of NW (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to November 1

Place of Use

T14N, R19E, S33, NE of SE (13.0 acres in Custer County); T14N, R19E, S33, NW of SE (12.0 acres in Custer County); T14N, R19E, S33, SW of SE (18.0 acres in Custer County); T14N, R19E, S33, SE of SE (29.0 acres in Custer County); T14N, R19E, S34, NW of SW (8.0 acres in Custer County); T14N, R19E, S34, SW of SW (10.0 acres in Custer County)

How Obtained	Decreed February 15, 2000

Other Conditions	Use of this water right, combined with Water Right Nos. 72-00051 B, 72-00051 L, and 72-00051N, is limited to the irrigation of a combined total of 90 acres in a single irrigation season.

II.                                   Water Right No. 72-00051B

Name of Owner	Cyprus Thompson Creek Mining Co.

Source	Garden Creek, tributary to the Salmon River

Quantity	0.38 cfs

Priority Date	May 15, 1880

Point(s) of Diversion	T14N, R19E, S32, NE of NW of NW (Custer County); T14N, R19E, S32, NW of NW of NW (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to November 1

Place of Use

T14N, R19E, S33, NE of SE (13.0 acres in Custer County); T14N, R19E, S33, NW of SE (12.0 acres in Custer County); T14N, R19E, S33, SW of SE (18.0 acres in Custer County); T14N, R19E, S33, SE of SE (29.0 acres in Custer County); T14N, R19E, S34, NW of SW (8.0 acres in Custer County); T14N, R19E, S34, SW of SW (10.0 acres in Custer County)

How Obtained	Decreed February 10, 2000

Other Conditions	Use of this water right, combined with Water Right Nos. 72-00048, 72-00051L, and 72-00051N, is limited to the irrigation of a combined total of 90 acres in a single irrigation season.

III.                              Water Right No. 72-00051L

Name of Owner	Cyprus Thompson Creek Mining Co.

Source	Garden Creek, tributary to the Salmon River

Quantity	0.19 cfs

Priority Date	May 15, 1880

Point(s) of Diversion	T14N, R19E, S32, NE of NW of NW (Custer County); T14N, R19E, S32, NW of NW of NW (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to November 1

Place of Use

T14N, R19E, S33, NE of SE (13.0 acres in Custer County); T14N, R19E, S33, NW of SE (12.0 acres in Custer County); T14N, R19E, S33, SW of SE (18.0 acres in Custer County); T14N, R19E, S33, SE of SE (29.0 acres in Custer County); T14N, R19E, S34, NW of SW (8.0 acres in Custer County); T14N, R19E, S34, SW of SW (10.0 acres in Custer County)

How Obtained	Decreed February 10, 2000

Other Conditions	Use of this water right, combined with Water Right Nos. 72-00048, 72- 00051B, and 72-00051 N, is limited to the irrigation of a combined total of 90 acres in a single irrigation season.

IV.                               Water Right No. 72-00051N

Name of Owner	Cyprus Thompson Creek Mining Co.

Source	Garden Creek, tributary to the Salmon River

Quantity	0.30 cfs

Priority Date	May 15, 1880

Point(s) of Diversion	T14N, R19E, S32, NE of NW of NW (Custer County); T14N, R19E, S32, NW of NW of NW (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to November 1

Place of Use

T14N, R19E, S33, NE of SE (13.0 acres in Custer County); T14N, R19E, S33, NW of SE (12.0 acres in Custer County); T14N, R19E, S33, SW of SE (18.0 acres in Custer County); T14N, R19E, S33, SE of SE (29.0 acres in Custer County); T14N, R19E, S34, NW of SW (8.0 acres in Custer County); T14N, RI9E, S34, SW of SW (10.0 acres in Custer County)

How Obtained	Decreed February 10, 2000

Other Conditions	Use of this water right, combined with Water Right Nos. 72-00048, 72- 00051B, and 72-00051L, is limited to the irrigation of a combined total of 90 acres in a single irrigation season.

V.                                    Water Right No. 72-00133

Name of Owner	Thompson Creek Mining Co.

Source	Squaw Creek, tributary to the Salmon River

Quantity	2.00 cfs

Priority Date	April 1, 1882

Point(s) of Diversion	T11N, R17E, S16, SW of NE of SW (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to October 31

Place of Use

T11N, R17E, S16, SE of SW (15.0 acres in Custer County); T11N, R17E, S16, SW of SE (6.0 acres in Custer County); T11N, R17E, S21, NW of NE (18.0 acres in Custer County); T11N, R17E, S21, SW of NE (5.0 acres in Custer County)

How Obtained	Decreed February 10, 2000

VI.                               Water Right No. 72-00135

Name of Owner	Thompson Creek Mining Co.

Source	Salmon River, tributary to the Snake River

Quantity	0.79 cfs

Priority Date	June 1, 1887

Point(s) of Diversion	T11N, R17E, S27, Lot 9, NE of SW (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to October 31

Place of Use

T11N, R17E, S27, Lot 09, NE of SW (1.0 acres in Custer County); T11N, R17E, S27, Lot 09, NW of SW (7.5 acres in Custer County); T11N, R17E, S27, Lot 09, SW of SW (0.8 acres in Custer County); T11N, R17E, S28, NE of SE (1.7 acres in Custer County)

How Obtained	Decreed February 10, 2000 (transfer application approved March 20, 2000)

VII.                          Water Right No. 72-00136

Name of Owner	Thompson Creek Mining Co.

Source	Squaw Creek, tributary to the Salmon River

Quantity	2.59 cfs

Priority Date	June 1, 1887

Point(s) of Diversion	T11N, R17E, S21, NE of SW of SE (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to October 31

Place of Use

T11N, R17E, S21, NW of SE (0.6 acres in Custer County); T11N, R17E, S21, SW of SE (1.8 acres in Custer County); T11N, RI7E, S21, SE of SE (7.1 acres in Custer County); T11N, R17E, S28, NE of NE (11.0 acres in Custer County); TI IN, R17E, S28, SE of NE (13.0 acres in Custer County); T1 IN, R17E, S28, NE of SE (2.5 acres in Custer County)

How Obtained	Decreed February 15, 2000

VIII.                     Water Right No. 72-00137

Name of Owner	Thompson Creek Mining Co.

Source	Squaw Creek, tributary to the Salmon River

IX.                               Water Right No. 72-04159F

Name of Owner	Thompson Creek Mining Co.

Source	Thompson Creek, tributary to the Salmon River

Quantity	0.03 cfs

Priority Date	June 18, 1888

Point(s) of Diversion	T11N, R16E, S25, NE of SE of NE (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to October 31

Place of Use	T11N, R16E, S25, NE of SE (1.1 acres in Custer County)

How Obtained	Decreed December 1, 2000

X. Water Right No. 72-07193

Name of Owner	Thompson Creek Mining Co.

Source	Buckskin Creek, tributary to Thompson Creek; Pat Hughes Creek, tributary to Thompson Creek Salmon River, tributary to the Snake River Spring, tributary to Buckskin Creek

Quantity	20.89 cfs (1600.00 afy)

Priority Date	June 16, 1982

Point(s) of Diversion

Buckskin Creek: T11N, R16E, S04, SW of NE of SE (Custer County); Spring: T11N, R16E, S04, SE of NW of SE (Custer County); Spring: T11N, R16E, S04, SE of NW of SE (Custer County); Pat Hughes Creek: T11N, R16E, S11, SE of NE of SW (Custer County); Salmon River: T11N, R16E, S25, Lot 5, NE of SE of SE (Custer County)

Purpose of Use	Industrial (20.89 cfs); Industrial storage (1600.00 afy); Industrial from storage (1600.00 afy)(1)

Period of Use	January 1 to December 31

Place of Use

Industrial: T11N, R16E, S12, NE of NE (Custer County); Industrial: T11N, R16E, S12, NW of NE (Custer County); Industrial storage: T11N, R16E, S0I, Lot 1, NE of NE (Custer County); Industrial storage: T11N, R16E, S01, Lot 2, NW of NE (Custer County); Industrial storage: T11N, R16E, S04, NE of SE (Custer County); Industrial storage: T11N, R16E, S11, NE of SW (Custer County); Industrial storage: T11N, R17E, S06, NW of NE (Custer County); Industrial storage: T11N, R17E, S06, NE of NW (Custer County); Industrial storage: T12N, R16E, S25, SW of SE (Custer County); Industrial storage: T12N, R16E, S36, NE of NE (Custer County); Industrial storage: T12N, R16E, S36, NW of NE (Custer County); Industrial

(1)         It appears that the place of use for “industrial storage” and that for “industrial from storage” may have been transposed in the Department’s records.

storage: T12N, R16E, S36, SW of NE (Custer County); Industrial storage: T12N, R16E, S36, SE of NE (Custer County); Industrial storage: T12N, R16E, S36, NE of SW (Custer County); Industrial storage: T12N, R16E, S36, SE of SW (Custer County); Industrial storage: T12N, R16E, S36, NE of SE (Custer County); Industrial storage: T12N, R16E, S36, NW of SE (Custer County); Industrial storage: T12N, R16E, S36, SW of SE (Custer County); Industrial storage: T12N, R16E, S36, SE of SE (Custer County); Industrial storage: T12N, R17E, S31, SW of NW (Custer County); Industrial storage: T12N, R17E, S31, NE of SW (Custer County); Industrial storage: T12N, R17E, S31, NW of SW (Custer County); Industrial storage: T12N, R17E, S31, SW of SW (Custer County); Industrial from storage: T11N, R16E, S12, NE of NE (Custer County); Industrial from storage: T11N, R16E, S12, NW of NE (Custer County)

How Obtained	Decreed August 8, 2001 (transfer application approved February 16, 2005)

Other Conditions

Use of this right with Water Right No. 72-07257 is limited to a total combined annual diversion volume of 2,916 acre-feet. At no time shall more than 20.89 cfs be diverted at any instant from the multiple points of diversion. In addition, the following limits shall apply to each point of diversion: Buckskin Creek (8.0 cfs), Pat Hughes Creek (11.0 cfs), springs tributary to Buckskin Creek (0.20 cfs), Salmon River (20.89 cfs). Place of use for this water right does not include federal public lands.

XI.                               Water Right No. 72-07219

Name of Owner	Thompson Creek Mining Co.

Source	Ground Water

Quantity	0.11 cfs (11.20 afy)

Priority Date	November 26, 1982

Point(s) of Diversion	T11N, R16E, S12, NW of NE (Custer County)

Purpose of Use	Domestic

Period of Use	January 1 to December 31

Place of Use	T11N, R16E, S12, NE of NE (Custer County); T11N, R16E, S12, NW of NE (Custer County)

How Obtained	Decreed November 13, 2001

Other Conditions	Place of use does not include federal public lands.

XII.                          Water Right No. 72-07220

Name of Owner	Cyprus Thompson Creek Mining Co.

Source	Ground water

Quantity	0.20 cfs (24.00 afy)

Priority Date	November 26, 1982

Point(s) of Diversion	TI IN, R16E, S02, SE of SW of NE (Custer County)

Purpose of Use	Industrial: 0.07 cfs (14.00 afy); Domestic: 0.16 cfs (10.00 afy)

Period of Use	January 1 to December 31

Place of Use

Industrial: T11N, R16E, S02, SW of NE (Custer County); Industrial: T11N, R16E, S02, SE of NE (Custer County); Domestic: T11N, RI6E, S02, SW of NE (Custer County); Domestic: T11N, RI6E, S02, SE of NE (Custer County)

How Obtained	Decreed February 10, 2000

Other Conditions	The use of water for domestic and industrial purposes within T11N, R16E, S02 is limited to the western half of the SE of NE, the NE of SW of NE, and the eastern half of the SE of SW of NE.

XIII.                     Water Right No. 72-07257

Name of Owner	Cyprus Thompson Creek Mining

Source	Bruno Creek, tributary to Squaw Creek

Quantity	9.62 cfs (1600.00 afy)

Priority Date	March 11 , 1983

Point(s) of Diversion	T12N, R16E, S25, SE of NE of SW (Custer County)

Purpose of Use	Industrial (9.62 cfs); Industrial storage (1600.00 afy); Industrial from storage (1600.00 afy)

Period of Use	January 1 to December 31

Place of Use	T11N, R16E, S12, NE of NE (Custer County); T11N, R16E, S12, NW of NE (Custer County)

How Obtained	Decreed August 13, 2001

Other Conditions	Use of this right with Water Right No. 72-07193 is limited to a total combined annual volume of 2,916 acre-feet. Place of use does not include federal public lands.

XIV.                      Water Right No. 72-07414

Name of Owner	Thompson Creek Mining Co.

Source	Ground water

Quantity	1.11 cfs (803.60 afy)

Priority Date	July 28, 1988

Point(s) of Diversion	T11N, R16E, S02, SW of NW (Custer County)

Purpose of Use	Industrial

Period of Use	January 1 to December 31

Place of Use	T11N, R16E, S12, NW of NE

How Obtained	Decreed August 8, 2001(2)

Other Conditions	This water right, when combined with Water Right Nos. 72-07193 and 72-07257 is limited to a total combined annual diversion volume of 3,108.0 afy.

(2)         Current Department records reflect that this water right was decreed on August 13, 2001.  However, the original decree reflects that this water right was decreed on August 8, 2001.

XV.                           Water Right No. 72-10488

Name of Owner	Thompson Creek Mining Co.

Source	Salmon River, tributary to the Snake River

Quantity	0, 31 cfs (18.00 afy)

Priority Date	May 24, 1888

Point(s) of Diversion	T11N, R16E, S25, Lot 06, SE of SE (Custer County)

Purpose of Use	Irrigation

Period of Use	April 1 to October 31

Place of Use	T11N, R16E, S25, Lot 06, SE of SE (6.0 acres in Custer County)

How Obtained	Decreed November 17, 2000

XVI.                      Water Right No. 72-07551

Name of Owner	Thompson Creek Mining Co.

Proposed Priority	July 31, 1997

Source	Ground water

Use	Irrigation

Period of Use	May 1 to September 30

Rate of diversion	0.16 cfs

Location of diversion	T11N, R16E, S25, Lot 6, SE of SE (Custer County)

Place of Use	T11N, R16E, S25, Lot 6, SE of SE (8.0 acres in Custer County)

XVII.                 Water Right No. 72-07573 (Pending Application to Appropriate Water)

Name of Owner	Thompson Creek Mining Co.

Proposed Priority	July 22, 1999

Source	Ground water

Use	Industrial

Period of use	January 1 to December 31

Rate of diversion	1.50 cfs

Location of diversion/Place of Use	T11N, R16E, S02, SW of NW (Custer County) T11N, R16E, S12, NE of NE (Custer County) T11N, R16E, S12, NW of NE (Custer County)

Schedule G

Permits

1.                                      USDA Forest Service/USDI Bureau of Land Management Approval of Mine Plan of Operations (POO) No. ID-040-1-02, dated April 15, 1981).

2.                                      Reclamation Plan RP655, dated November 12, 1980, as approved by the Idaho Department of Lands, and Consolidated Reclamation Plan, dated August 1999, which represents a consolidation of previously approved reclamation measures to support cost estimate updates of the reclamation plan.

3.                                      U.S. Environmental Protection Agency (Region X), NPDES Permit No. ID-002540-2, dated effective January 28, 2002, covering Outfalls 001 (Buckskin waste rock dump), 002 (Pat Hughes waste rock dump), 003 (stormwater/BMPs), 004 (tailings impoundment by pipeline to Squaw Creek), and 005 (Salmon River).  A permit renewal application was sent to EPA on or about July 27, 2006.

4.                                      Idaho Department of Environmental Quality, “Evaluation of Proposed New Point Source Discharges to a Special Resource Water and Mixing Zone Determinations: Thompson Creek Mine Facility, Upper Salmon River Subbasin Idaho” (IDEQ’s 401 Certification), dated December 2000.

5.                                      Best Management Practices Plan for Pollution Protection, submitted pursuant to the NPDES permit, dated March 17, 2003.

6.                                      Quality Assurance Project Plan, submitted pursuant to the NPDES permit, dated February 2002.

7.                                      Idaho Department of Environmental Quality, Tier II Air Operating Permit No. 37-00001, dated March 3, 2008 and modified on January 27, 2009.  This permit will expire on March 3, 2013.

8.                                      Consolidated Environmental Monitoring Program Plan, dated December 2009, prepared by Thompson Creek Mining Company.

9.                                      Idaho Department of Water Resources Dam Construction, Dam Safety and Stream Alteration Permits for the: (a) tailings impoundment, seepage return dam, sediment dam located in the Bruno Creek drainage (Dam Safety and Storage Permit No. D72-7257A); (b) Pat Hughes Creek sediment dam; and (c) Buckskin Creek sediment dam.

10.                               The following permits were issued in connection construction of the pipeline along the Thompson Creek Road: (a) Amendment to Right-of-Way Grant IDI-20155, dated December 17, 2004, issued by the USDI Bureau of Land Management; (b) authorization for placement of dredged or fill material pursuant to Nationwide Permits 3 and 12, dated November 10, 2004, NWW No. 042100119, issued by the U.S. Corps of Engineers; and (3) Construction General Permit No. IDR100000 (Project Tracking No. IDR10AH75), September 29, 2004, issued by the U.S. Environmental Protection Agency.

11.                               The following permits were issued in connection construction of the pipeline located in the Bruno Creek drainage: (a) approval of minor modification consistent with the surface management plan of operations, dated December 2, 2005, issued by the USDI Bureau of Land Management; (b) authorization for placement of dredged or fill material pursuant to Nationwide Permits 12, dated July 11, 2006, NWW No. 063300156, issued by the U.S. Corps of Engineers; and (3) Construction General Permit No. IDR100000 (Project Tracking No. IDR10B651), October 6, 2006, issued by the U.S. Environmental Protection Agency.

12.                               Three licenses issued by the Federal Communications Commission: Call Sign KA83034 (granted and effective June 24, 2005); Call Sign KNAX240 (granted and effective August 17, 2005); and Call Sign WPQA210 (granted and effective March 31, 2005);

13.                               Idaho District Seven Health Department - Conditional Use Permit for Solid Waste Management Site, dated October 10. 1980.

14.                               Water Right Licenses, as amended, for Water Right 72-7193 (decreed August 8, 2001), Water Right No. 72-07257 (dated January 6, 1989), Amended Water Right No. 72-07414 (dated April 16, 2001), Amended Transfer of Water Right No. 71264.

15.                               Blasting Permit No. 9-ID-037-33-7E-90210, issued by the U.S. Department of the Treasury Bureau of Alcohol, Tobacco, Firearms and Explosives.

16.                               U.S. Environmental Protection Agency, Hazardous Waste Generator Identification No. IDD000756874.

17.                               USDI Bureau of Land Management Special Use Permit No. I-20155 for a power line and buried water line along Thompson Creek.

18.                               USDA Forest Service Special Use Permit No. I-2720 for a power line and buried water line along Thompson Creek.

19.                               USDI Bureau of Land Management Special Use Permit No. I-6292 for a power line along Bruno Creek.

20.                               USDI Bureau of Land Management Exclusive Use Right-of-Way for Access Road No.  I-27080.

21.                               USDI Bureau of Land Management Easement No. I-15966 for a power line from the Spar Canyon Substation to the South Butte Substation.

22.                               USDA Forest Service, Unilateral Administrative Order for Conduct of Engineering Evaluation/Cost Analysis, and Statement of Work, dated November 8, 2005.

23.                               USDI Bureau of land Management Minor Modification, Relocation of Segment of Power line, Relocation of a Segment of the Tailings Access Road and Associated Pipelines, approved May 28, 2010.

24.                               USDI Bureau of Land Management Minor Modification, Construction of a Waste Rock Facility that would Stockpile Type 1 Waste Martial Adjacent to the Pat Hughes Waste Rock Facility for Future Reclamation, approved August 24, 2010.

Schedule 6

Section 7(b) Information

We have been advised by the underwriters that the underwriters propose to offer the notes to the public at the public offering price set forth on the cover of this prospectus supplement. After the initial public offering, the underwriters may change the offering price and other selling terms. The underwriters may offer and sell notes through certain of their affiliates.

The underwriters may make a market in the notes, but will not be obligated to do so and may discontinue market making activities at any time without notice.

In connection with the offering, the underwriters may purchase and sell notes in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of notes than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the notes while the offering is in progress.

These activities by the underwriters, as well as other purchases by the underwriters for their own account, may stabilize, maintain or otherwise affect the market price of the notes. As a result, the price of the notes may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. These transactions may be effected in the over-the-counter market or otherwise.

Schedule 7

Subsidiaries

Cyprus Thompson Creek Mining Company, a Nevada corporation

Long Creek Mining Company, a Nevada corporation

Langeloth Metallurgical Company LLC, a Colorado limited liability company

Thompson Creek Metals Company USA, a Colorado corporation

Thompson Creek Mining Co., a Colorado corporation

Berg General Partner Corp., a British Columbia, Canada corporation

Berg Metals Limited Partnership, a British Columbia, Canada limited partnership

Blue Pearl Mining Inc., a British Columbia, Canada corporation

Terrane Metals Corp., a British Columbia, Canada corporation

Thompson Creek Services ULC, a British Columbia, Canada unlimited liability company

Thompson Creek Mining Ltd, a Yukon, Canada corporation

Highlands Ranch, LLC, a Colorado limited liability company

Howards Pass General Partner Corp., a British Columbia, Canada corporation

Howards Pass Metals Limited Partnership, a British Columbia, Canada limited partnership

Maze Lake General Partner Corp., a British Columbia, Canada corporation

Maze Lake Metals Limited Partnership, a British Columbia, Canada limited partnership

Mt. Emmons Moly Company, a Colorado corporation

Thompson Creek UK Limited, a United Kingdom corporation

Annex A

Additional Time of Sale Information

1.             Free Writing Prospectus containing certain changes to the Description of Notes in the Preliminary Prospectus Supplement and filed on November 16, 2012.

2.             Term sheet containing the terms of the securities, substantially in the form of Annex B.

A-1

Annex B

Thompson Creek Metals Company Inc.

Pricing Term Sheet

Pricing Term Sheet Dated November 16, 2012	Filed pursuant to Rule 433 Issuer Free Writing Prospectus supplementing the Preliminary Prospectus Supplement dated November 13, 2012 and the Prospectus dated May 7, 2012 Registration No. 333-170232

Thompson Creek Metals Company Inc.

Pricing Term Sheet

$350,000,000 9.75% Senior Secured First Priority Notes due 2017

Issuer:	Thompson Creek Metals Company Inc.

Distribution:	SEC registered

Security Description:	9.75% Senior Secured First Priority Notes due 2017

Aggregate Principal Amount:	$350,000,000

Gross Proceeds:	$346,766,000

Net Proceeds (Before Expenses):	$339,906,000

Maturity:	December 1, 2017

Coupon:	9.75%

Offering Price:	99.076% of principal amount

Yield to Maturity:	10.000%

Spread to Benchmark Treasury:	+939 bps

Benchmark Treasury:	Treasury Rate 0.75% due 10/31/2017

Ratings*:	B1/B

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Interest Payment Dates:	Semi-annually on each February 1 and August 1, commencing February 1, 2013

Optional redemption:	Make-whole call @ T+50 basis points prior to December 1, 2015, then:

	On or after:	Price:
	December 1, 2015	104.875%
	December 1, 2016 and thereafter	100.000%
Equity Clawback:	Up to 35% at 109.750% plus accrued and unpaid interest until December 1, 2015

Change of control:	Putable at 101% of principal amount thereof, plus accrued and unpaid interest

Other Changes:

The first paragraph under the heading “Description of Other Indebtedness and Deferred Revenue—Deferred Revenue—Gold Stream Arrangement” is amended by adding at the end of the last sentence of the first paragraph “, including the notes offered hereby”.

The seventh paragraph under the heading “Description of Other Indebtedness and Deferred Revenue—Deferred Revenue—Gold Stream Arrangement” is amended by adding to the end of the penultimate sentence thereof  “, such security interest, except for the security interest in the designated percentage of payable gold, being subordinated to the liens securing the notes offered hereby as described above.”

The following sentence shall be added to the “Underwriting” section of the Preliminary Prospectus Supplement: “In addition, we anticipate paying BBVA Securities Inc. a fee of $140,000 for advisory services in connection with the offering. BBVA Securities Inc. is not acting as an underwriter in this offering.”

Trade Date:	November 16, 2012

Settlement:	T+6 (November 27, 2012)

CUSIP:	884768 AF9
ISIN:	US884768AF93

Denominations/Multiple:	$2,000/$1,000

Sole Book-Running Manager:	Deutsche Bank Securities Inc.

Senior Co-Manager:	RBC Capital Markets LLC

Co-Managers:	SG Americas Securities, LLC Standard Bank Plc UBS Securities LLC

Trustee and U.S. Collateral Agent:	Wells Fargo Bank, National Association

Canadian Co-Trustee and Canadian Collateral Agent:	Valiant Trust Company

The issuer has filed a registration statement (including a prospectus supplement and accompanying prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you to the prospectus supplement and accompanying prospectus if you request it by telephone by calling Deutsche Bank Securities Inc. at (800) 503-4611,  by email to prospectus.CPDG@db.com or by mail to Deutsche Bank Securities Inc., Attn.: Prospectus Group, 60 Wall Street, New York, NY 10005-2836.